                                            Registration Statement No. 333-82009
                                                                       811-09411

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                      Post-Effective Amendment No. 2 to the
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                       And

                      Post-Effective Amendment No. 2 to the
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183

              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 277-0111

                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box):

_____    immediately upon filing pursuant to paragraph (b) of Rule 485.

__X__    on May 1, 2001 pursuant to paragraph (b) of Rule 485.

_____    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

_____    on ___________ pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      Information Required in a Prospectus

               TRAVELERS VINTAGE II VARIABLE ANNUITY PROSPECTUS:

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

           THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS VINTAGE II VARIABLE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state in which you purchased your Contract. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium ("purchase payments") accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Value Fund
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio Class B
AMERICAN VARIABLE INSURANCE SERIES
  Global Growth Fund Class 2
  Growth Fund Class 2
  Growth-Income Fund Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
    TRUST
  Franklin Small Cap Fund Class 2
  Templeton International Securities Fund Class 2
GREENWICH STREET SERIES FUND
  Appreciation Portfolio
  Diversified Strategic Income Portfolio
  Equity Index Portfolio Class II Shares
  Fundamental Value Portfolio(1)
JANUS ASPEN SERIES
  Aggressive Growth Portfolio -- Service Shares
PIMCO VARIABLE INSURANCE TRUST
  Total Return Bond Portfolio
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund --
    Class IB Shares
  Putnam VT Small Cap Value Fund -- Class IB
    Shares
  Putnam VT Voyager II Fund -- Class IB Shares
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
  Capital Fund
  Investors Fund
  Small Cap Growth Fund
SMITH BARNEY INVESTMENT SERIES
  Smith Barney Large Cap Core Portfolio
  Smith Barney Premier Selection All Cap Growth
    Portfolio
THE TRAVELERS SERIES TRUST
  Equity Income Portfolio
  Large Cap Portfolio
  MFS Emerging Growth Portfolio
  MFS Research Portfolio
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Smith Barney Aggressive Growth Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International All Cap Growth
    Portfolio(2)
  Smith Barney Large Capitalization Growth
    Portfolio
  Smith Barney Large Cap Value Portfolio
  Smith Barney Mid Cap Core Portfolio(3)
  Smith Barney Money Market Portfolio
  Travelers Managed Income Portfolio
  Van Kampen Enterprise Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio
VARIABLE ANNUITY PORTFOLIOS
  Smith Barney Small Cap Growth Opportunities
    Portfolio
VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
  Contrafund(R) Portfolio -- Service Class

---------------
    (1) formerly Total Return Portfolio
    (2) formerly offered as Smith Barney International Equity Portfolio
    (3) formerly Smith Barney Mid Cap Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-8573 or access the SEC's website (http://www.sec.gov). See Appendix C for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             PROSPECTUS MAY 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms................    2
Summary...............................    3
Fee Table.............................    6
Condensed Financial Information.......   12
The Annuity Contract..................   12
     Contract Owner Inquiries.........   12
     Purchase Payments................   12
     Accumulation Units...............   12
     The Variable Funding Options.....   13
Fixed Account.........................   16
Charges and Deductions................   16
     General..........................   16
     Withdrawal Charge................   17
     Free Withdrawal Allowance........   18
     Transfer Charge..................   18
     Administrative Charges...........   18
     Mortality and Expense Risk
       Charge.........................   18
     Variable Funding Option
       Expenses.......................   19
     Premium Tax......................   19
     Changes in Taxes Based Upon
       Premium or Value...............   19
Transfers.............................   19
     Dollar Cost Averaging............   19
Access to Your Money..................   20
     Systematic Withdrawals...........   21
     Loans............................   21
Ownership Provisions..................   21
     Types of Ownership...............   21
       Contract Owner.................   21
       Beneficiary....................   22
       Annuitant......................   22
Death Benefit.........................   23
     Death Proceeds Before the
       Maturity Date..................   23
     Payment of Proceeds..............   26
     Death Proceeds After the Maturity
       Date...........................   28
The Annuity Period....................   28
     Maturity Date....................   28
     Allocation of Annuity............   29
     Variable Annuity.................   29
     Fixed Annuity....................   30
Payment Options.......................   30
     Election of Options..............   30
     Annuity Options..................   30
Miscellaneous Contract Provisions.....   31
     Right to Return..................   31
     Termination......................   31
     Required Reports.................   31
     Suspension of Payments...........   32
The Separate Accounts.................   32
     Performance Information..........   32
Federal Tax Considerations............   33
     General Taxation of Annuities....   33
     Types of Contracts: Qualified or
       Nonqualified...................   34
     Nonqualified Annuity Contracts...   34
     Qualified Annuity Contracts......   34
     Penalty Tax for Premature
       Distributions..................   35
     Diversification Requirements for
       Variable Annuities.............   35
     Ownership of the Investments.....   35
     Mandatory Distributions for
       Qualified Plans................   35
     Taxation of Death Benefit
       Proceeds.......................   35
Other Information.....................   36
     The Insurance Companies..........   36
     Financial Statements.............   36
     Distribution of Variable Annuity
       Contracts......................   36
     Conformity with State and Federal
       Laws...........................   36
     Voting Rights....................   36
     Legal Proceedings and Opinions...   37
Appendix A: Condensed Financial
  Information for The Travelers
  Insurance Company: Separate Account
  Nine................................  A-1
Appendix A: Condensed Financial
  Information for The Travelers Life
  and Annuity Company: Separate
  Account Ten.........................  B-1
Appendix C: The Fixed Account.........  C-1
Appendix D: Contents of the Statement
  of Additional Information...........  D-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit.....................   12
Accumulation Period...................   12
Annuitant.............................   22
Annuity Payments......................   28
Annuity Unit..........................   13
Cash Surrender Value..................   20
Contingent Annuitant..................   22
Contract Date.........................   12
Contract Owner (You, Your)............   21
Contract Value........................   12
Contract Year.........................   12
Fixed Account.........................  C-1
Death Report Date.....................   23
Joint Owner...........................   21
Funding Option(s).....................   13
Maturity Date.........................   28
Purchase Payment......................   12
Underlying Fund.......................   13
Written Request.......................   12

                                    SUMMARY:
                     TRAVELERS VINTAGE II VARIABLE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us") depending on where you reside. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Separate Account Nine for Variable Annuities ("Separate Account Nine"); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Ten for Variable Annuities ("Separate Account Ten"). When we refer to the Separate Account, we are referring to either Separate Account Nine or Separate Account Ten, depending upon your issuing Company.

Your issuing Company is The Travelers Life and Annuity Company unless you reside in one of the following locations. The Travelers Insurance Company issues Contracts in the locations listed below:

Bahamas                                        Oregon(1)
British Virgin Islands                         Puerto Rico
Guam                                           U.S. Virgin Islands
New Hampshire                                  Washington(1)
New York

---------------

(1) The Travelers Insurance Company issues only single premium contracts with variable and fixed accounts for these states. The Travelers Life and Annuity Company issues only flexible premium contracts with variable accounts in these states. Please refer to your contract or ask your agent for more information.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRAs); and (3) rollovers from other qualified retirement plans. Qualified contracts include contracts qualifying under Section 401, 403(b) or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.15% for the Standard Death Benefit, 1.25% for the Step-Up Death Benefit, and 1.40% for the Roll-Up Death Benefit. For contracts with a value of less than $40,000, we also deduct an annual administrative charge of $30. Each underlying Fund also charges for management and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, gradually decreasing to 0% in years eight and later.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?. The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and
(2) written payment instructions or (3) the election of spousal contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

- DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

- SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

- AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

- MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

- SPOUSAL CONTRACT CONTINUANCE. (NONQUALIFIED CONTRACTS ONLY) If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint contract owner and/or beneficiary only.

                                   FEE TABLE
------------------------------------------------------------------------------

The purpose of this Fee Table is to assist Contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

TRANSACTION EXPENSES

     WITHDRAWAL CHARGE(as a percentage of the purchase payments withdrawn)

                YEARS SINCE PURCHASE

              PAYMENT MADE                      WITHDRAWAL CHARGE
                   0-1                                  6%
                    2                                   6%
                    3                                   6%
                    4                                   5%
                    5                                   5%
                    6                                   4%
                    7                                   3%
               8 and over                               0%


ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)

                                                                STANDARD    STEP-UP       ROLL-UP
                                                                 DEATH       DEATH         DEATH
                                                                BENEFIT     BENEFIT       BENEFIT
----------------------------------------------------------------------------------------------------
      Mortality & Expense Risk Charge.......................     1.15%       1.25%         1.40%
      Administrative Expense Charge.........................     0.15%       0.15%         0.15%
                                                                 -----       -----         -----
        Total Separate Account Charges......................     1.30%       1.40%         1.55%

OTHER ANNUAL CHARGES
Annual Contract Administrative Charge.......................     $30
  (Waived if contract value is $40,000 or more)

VARIABLE FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the funding option as of December 31, 2000, unless otherwise noted)

                                                                                                  TOTAL
                                                                                                  ANNUAL
                                                                                                OPERATING
                                               MANAGEMENT FEE                OTHER EXPENSES      EXPENSES
                                               (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
              FUNDING OPTIONS:                 REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund......................    0.61   %                         0.23%            0.84%
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B*.....    1.00   %          0.25%          0.05%            1.30%
AMERICAN VARIABLE INSURANCE SERIES
    Global Growth Fund -- Class 2*...........    0.66   %          0.25%          0.04%            0.95%
    Growth Fund -- Class 2*..................    0.36   %          0.25%          0.02%            0.63%
    Growth-Income Fund -- Class 2*...........    0.34   %          0.25%          0.01%            0.60%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
    Franklin Small Cap Fund -- Class 2*......    0.49   %          0.25%          0.28%            1.02%(1)
    Templeton International Securities
      Fund -- Class 2*.......................    0.67   %          0.25%          0.20%            1.12%

                                                                                                  TOTAL
                                                                                                  ANNUAL
                                                                                                OPERATING
                                               MANAGEMENT FEE                OTHER EXPENSES      EXPENSES
                                               (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
              FUNDING OPTIONS:                 REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
    Appreciation Portfolio...................    0.75   %                         0.03%            0.78%(2)
    Diversified Strategic Income Portfolio...    0.65   %                         0.13%            0.78%(2)
    Equity Index Portfolio -- Class II
      Shares*................................    0.21   %          0.25%          0.04%            0.50%(3)
    Fundamental Value Portfolio..............    0.75   %                         0.04%            0.79%(2)
JANUS ASPEN SERIES
    Aggressive Growth Portfolio -- Service
      Shares*................................    0.65   %          0.25%          0.02%            0.92%
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio..............    0.25   %                         0.40%            0.65%(4)
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund --
      Class IB Shares*.......................    0.76   %          0.25%          0.18%            1.19%
    Putnam VT Small Cap Value Fund -- Class
      IB Shares*.............................    0.80   %          0.25%          0.30%            1.35%
    Putnam VT Voyager II Fund -- Class IB
      Shares*................................    0.70   %          0.25%          0.30%            1.25%(5)
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund.............................    0.58   %                         0.42%            1.00%(6)
    Investors Fund...........................    0.70   %                         0.21%            0.91%
    Small Cap Growth Fund....................    0.00   %                         1.50%            1.50%(6)
SMITH BARNEY INVESTMENT SERIES
    Smith Barney Large Cap Core Portfolio....    0.75   %                         0.20%            0.95%(7)
    Smith Barney Premier Selection All Cap
      Growth Portfolio.......................    0.75   %                         0.20%            0.95%(7)
THE TRAVELERS SERIES TRUST
    Disciplined Small Cap Stock Portfolio+...    0.86   %                         0.14%            1.00%(8)
    Equity Income Portfolio..................    0.75   %                         0.07%            0.82%(9)
    Large Cap Portfolio......................    0.75   %                         0.07%            0.82%(9)
    MFS Emerging Growth Portfolio............    0.81   %                         0.05%            0.86%
    MFS Research Portfolio...................    0.86   %                         0.06%            0.92%
    Strategic Stock Portfolio+...............    0.66   %                         0.24%            0.90%(8)
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio.......    0.80   %                         0.03%            0.83%(10)
    Alliance Growth Portfolio................    0.80   %                         0.01%            0.81%(10)
    MFS Total Return Portfolio...............    0.80   %                         0.04%            0.84%(10)
    Smith Barney Aggressive Growth
      Portfolio..............................    0.80   %                         0.19%            0.99%(10)
    Smith Barney High Income Portfolio.......    0.60   %                         0.06%            0.66%(10)
    Smith Barney International All Cap Growth
      Portfolio..............................    0.90   %                         0.08%            0.98%(10)
    Smith Barney Large Cap Value Portfolio...    0.65   %                         0.01%            0.66%(10)
    Smith Barney Large Capitalization Growth
      Portfolio..............................    0.75   %                         0.02%            0.77%(10)
    Smith Barney Mid Cap Core Portfolio......    0.75   %                         0.20%            0.95%(10)
    Smith Barney Money Market Portfolio......    0.50   %                         0.03%            0.53%(10)
    Travelers Managed Income Portfolio.......    0.65   %                         0.04%            0.69%(10)
    Van Kampen Enterprise Portfolio..........    0.70   %                         0.03%            0.73%(10)
VAN KAMPEN LIFE INVESTMENT TRUST
    Emerging Growth Portfolio................    0.70   %                         0.05%            0.75%
VARIABLE ANNUITY PORTFOLIOS
    Smith Barney Small Cap Growth
      Opportunities Portfolio................    0.75   %                         0.15%            0.90%(11)
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service
      Class*.................................    0.57   %          0.10%          0.09%            0.76%(12)

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer, other service provider).

 +  No longer available to new contract owners.

 (1) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. Total Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the FRANKLIN SMALL CAP FUND -- CLASS 2 would have been 0.53%, 0.25%, 0.28%, and 1.06%, respectively.

 (2) The Management Fee includes 0.20% for fund administration.

 (3) The Management Fee includes 0.06% for fund administration.

 (4) "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 (5) The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

 (6) The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been 0.85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND and 0.75%, 1.77%, and 2.52%, respectively for the SMALL CAP GROWTH FUND.

 (7) The Adviser has agreed to waive all or a portion of its fees and reimburse certain expenses for the year ended October 31, 2000 (the Fund's fiscal year end). If such fees were not waived and expenses not reimbursed, Total Annual Operating Expenses for the SMITH BARNEY PREMIER SELECTION ALL CAP GROWTH PORTFOLIO, the SMITH BARNEY LARGE CAP CORE PORTFOLIO would have been 2.14% and 1.55%, respectively. As a result of a voluntary expense limitation, the expense ratios of these funds will not exceed 0.95%.

 (8) Travelers Insurance Company has agreed to reimburse the STRATEGIC STOCK PORTFOLIO, and the DISCIPLINED SMALL CAP STOCK PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.90% and 1.00%, respectively. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.97% and 1.14%, respectively.

 (9) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

(10) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

(11) The Adviser has agreed to reimburse SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the actual annualized Total Annual Operating Expenses would have been 4.45%.

(12) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS would have been 0.74%.

EXAMPLES

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual administrative charge is equivalent to 0.009% of the Separate Account contract value.

EXAMPLE:  STANDARD DEATH BENEFIT

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses for the Standard Death Benefit:

------------------------------------------------------------------------------------------------------------------------------
                                                                                           IF CONTRACT IS NOT SURRENDERED OR
                                                   IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT END OF PERIOD
                                                         END OF PERIOD SHOWN:                          SHOWN**:
                                                 -------------------------------------   -------------------------------------
                FUNDING OPTION                   1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund........................    82       127       165        248       22        67       115        248
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B........    86       141       188        294       26        81       138        294
AMERICAN VARIABLE INSURANCE SERIES
    Global Growth Fund -- Class 2..............    83       131       171        259       23        71       121        259
    Growth Fund -- Class 2.....................    80       121       155        226       20        61       105        226
    Growth-Income Fund -- Class 2..............    79       120       153        223       19        60       103        223
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST
    Franklin Small Cap Fund -- Class 2.........    84       133       174        266       24        73       124        266
    Templeton International Securities Fund --
      Class 2..................................    85       136       180        277       25        76       130        277
GREENWICH STREET SERIES FUND
    Appreciation Portfolio.....................    81       125       162        242       21        65       112        242
    Diversified Strategic Income Portfolio.....    81       125       162        242       21        65       112        242
    Equity Index Portfolio -- Class II
      Shares...................................    78       117       148        213       18        57        98        213
    Fundamental Value Portfolio................    81       126       163        243       21        66       113        243
JANUS ASPEN SERIES
    Aggressive Growth Portfolio -- Service
      Shares...................................    83       130       169        256       23        70       119        256
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio................    80       121       156        228       20        61       106        228
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund --
      Class IB.................................    85       138       183        283       25        78       133        283
    Shares Putnam VT Small Cap Value Fund --
      Class IB Shares..........................    87       143       191        299       27        83       141        299
    Putnam VT Voyager II Fund -- Class IB
      Shares...................................    86       140       186        289       26        80       136        289
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund...............................    83       132       173        264       23        72       123        264
    Investors Fund.............................    82       129       169        255       22        69       119        255
    Small Cap Growth Fund......................    88       147       198        314       28        87       148        314
SMITH BARNEY INVESTMENT SERIES
    Smith Barney Large Cap Core Portfolio......    83       131       171        259       23        71       121        259
    Smith Barney Premier Selection All Cap
      Growth Portfolio.........................    83       131       171        259       23        71       121        259
THE TRAVELERS SERIES TRUST
    Disciplined Small Cap Stock Portfolio+.....    83       132       173        264       23        72       123        264
    Equity Income Portfolio....................    82       127       164        246       22        67       114        246
    Large Cap Portfolio........................    82       127       164        246       22        67       114        246
    MFS Emerging Growth Portfolio..............    82       128       166        250       22        68       116        250
    MFS Research Portfolio.....................    83       130       169        256       23        70       119        256
    Strategic Stock Portfolio+.................    82       129       168        254       22        69       118        254
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio.........    82       127       165        247       22        67       115        247
    Alliance Growth Portfolio..................    81       126       164        245       21        66       114        245
    MFS Total Return Portfolio.................    82       127       165        248       22        67       115        248
    Smith Barney Aggressive Growth Portfolio...    83       132       173        263       23        72       123        263
    Smith Barney High Income Portfolio.........    80       122       156        229       20        62       106        229
    Smith Barney International All Cap Growth
      Portfolio................................    83       132       172        262       23        72       122        262
    Smith Barney Large Cap Value Portfolio.....    80       122       156        229       20        62       106        229
    Smith Barney Large Capitalization Growth
      Portfolio................................    81       125       162        241       21        65       112        241
    Smith Barney Mid Cap Core Portfolio........    83       131       171        259       23        71       121        259
    Smith Barney Money Market Portfolio........    79       118       149        216       19        58        99        216
    Travelers Managed Income Portfolio.........    80       123       158        233       20        63       108        233
    Van Kampen Enterprise Portfolio............    81       124       160        237       21        64       110        237
VAN KAMPEN LIFE INVESTMENT TRUST
    Emerging Growth Portfolio..................    81       125       161        239       21        65       111        239
VARIABLE ANNUITY PORTFOLIOS
    Smith Barney Small Cap Growth Opportunities
      Portfolio................................    82       129       168        254       22        69       118        254
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class...    81       125       161        240       21        65       111        240

+ No longer available to new contract owners.

EXAMPLE:  STEP-UP DEATH BENEFIT

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses for the Step-Up Death Benefit:

------------------------------------------------------------------------------------------------------------------------------
                                                                                           IF CONTRACT IS NOT SURRENDERED OR
                                                   IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT END OF PERIOD
                                                         END OF PERIOD SHOWN:                          SHOWN**:
                                                 -------------------------------------   -------------------------------------
                FUNDING OPTION                   1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund........................    83       130       170        258       23        70       120        258
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B........    87       144       193        304       27        84       143        304
AMERICAN VARIABLE INSURANCE SERIES
    Global Growth Fund -- Class 2..............    84       134       176        270       24        74       126        270
    Growth Fund -- Class 2.....................    81       124       160        237       21        64       110        237
    Growth-Income Fund -- Class 2..............    80       123       158        234       20        63       108        234
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST
    Franklin Small Cap Fund -- Class 2.........    85       136       180        277       25        76       130        277
    Templeton International Securities Fund --
      Class 2..................................    86       139       184        286       26        79       134        286
GREENWICH STREET SERIES FUND
    Appreciation Portfolio.....................    82       128       167        252       22        68       117        252
    Diversified Strategic Income Portfolio.....    82       128       167        252       22        68       117        252
    Equity Index Portfolio -- Class II
      Shares...................................    79       120       153        223       19        60       103        223
    Fundamental Value Portfolio................    82       129       168        253       22        69       118        253
JANUS ASPEN SERIES
    Aggressive Growth Portfolio -- Service
      Shares...................................    84       133       174        266       24        73       124        266
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio................    81       125       161        239       21        65       111        239
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund --
      Class Shares IB..........................    86       141       188        293       26        81       138        293
    Putnam VT Small Cap Value Fund -- Class IB
      Shares...................................    88       146       196        309       28        86       146        309
    Putnam VT Voyager II Fund -- Class IB
      Shares...................................    87       143       191        299       27        83       141        299
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund...............................    84       135       178        275       24        75       128        275
    Investors Fund.............................    84       132       174        265       24        72       124        265
    Small Cap Growth Fund......................    89       150       203        323       29        90       153        323
SMITH BARNEY INVESTMENT SERIES
    Smith Barney Large Cap Core Portfolio......    84       134       176        270       24        74       126        270
    Smith Barney Premier Selection All Cap
      Growth Portfolio.........................    84       134       176        270       24        74       126        270
THE TRAVELERS SERIES TRUST
    Disciplined Small Cap Stock Portfolio+.....    84       135       178        275       24        75       128        275
    Equity Income Portfolio....................    83       130       169        256       23        70       119        256
    Large Cap Portfolio........................    83       130       169        256       23        70       119        256
    MFS Emerging Growth Portfolio..............    83       131       171        260       23        71       121        260
    MFS Research Portfolio.....................    84       133       174        266       24        73       124        266
    Strategic Stock Portfolio+.................    83       132       173        264       23        72       123        264
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio.........    83       130       170        257       23        70       120        257
    Alliance Growth Portfolio..................    82       129       169        255       22        69       119        255
    MFS Total Return Portfolio.................    83       130       170        258       23        70       120        258
    Smith Barney Aggressive Growth Portfolio...    84       135       178        274       24        75       128        274
    Smith Barney High Income Portfolio.........    81       125       161        240       21        65       111        240
    Smith Barney International All Cap Growth
      Portfolio................................    84       135       177        273       24        75       127        273
    Smith Barney Large Cap Value Portfolio.....    81       125       161        240       21        65       111        240
    Smith Barney Large Capitalization Growth
      Portfolio................................    82       128       167        251       22        68       117        251
    Smith Barney Mid Cap Core Portfolio........    84       134       176        270       24        74       126        270
    Smith Barney Money Market Portfolio........    80       121       155        226       20        61       105        226
    Travelers Managed Income Portfolio.........    81       126       163        243       21        66       113        243
    Van Kampen Enterprise Portfolio............    82       127       165        247       22        67       115        247
VAN KAMPEN LIFE INVESTMENT TRUST
    Emerging Growth Portfolio..................    82       128       166        249       22        68       116        249
VARIABLE ANNUITY PORTFOLIOS
    Smith Barney Small Cap Growth Opportunities
      Portfolio................................    83       132       173        264       23        72       123        264
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class...  82..       128       166        250       22        68       116        250

+ No longer available to new contract owners.

EXAMPLE:  ROLL-UP DEATH BENEFIT

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses for the Roll-Up Death Benefit:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              IF CONTRACT IS NOT SURRENDERED OR
                                                      IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT END OF PERIOD
                                                            END OF PERIOD SHOWN:                          SHOWN**:
                                                    -------------------------------------   -------------------------------------
                  FUNDING OPTION                    1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund...........................    84       135       178        274       24        75       128        274
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B...........    89       149       201        318       29        89       151        318
AMERICAN VARIABLE INSURANCE SERIES
    Global Growth Fund -- Class 2.................    85       138       183        284       25        78       133        284
    Growth Fund -- Class 2........................    82       128       167        252       22        68       117        252
    Growth-Income Fund -- Class 2.................    82       128       166        249       22        68       116        249
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST
    Franklin Small Cap Fund -- Class 2............    86       140       187        291       26        80       137        291
    Templeton International Securities
      Fund -- Class 2.............................    87       143       192        301       27        83       142        301
GREENWICH STREET SERIES FUND
    Appreciation Portfolio........................    84       133       175        268       24        73       125        268
    Diversified Strategic Income Portfolio........    84       133       175        268       24        73       125        268
    Equity Index Portfolio -- Class II Shares.....    81       125       161        239       21        65       111        239
    Fundamental Value Portfolio...................    84       133       175        269       24        73       125        269
JANUS ASPEN SERIES
    Aggressive Growth Portfolio -- Service
      Shares......................................    85       137       182        282       25        77       132        282
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio...................    82       129       168        254       22        69       118        254
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund -- Class
      IB Shares...................................    88       145       195        308       28        85       145        308
    Putnam VT Small Cap Value Fund -- Class IB
      Shares......................................    89       150       203        323       29        90       153        323
    Putnam VT Voyager II Fund -- Class IB
      Shares......................................    88       147       198        314       28        87       148        314
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund..................................    86       140       186        289       26        80       136        289
    Investors Fund................................    85       137       182        281       25        77       132        281
    Small Cap Growth Fund.........................    91       154       211        337       31        94       161        337
SMITH BARNEY INVESTMENT SERIES
    Smith Barney Large Cap Core Portfolio.........    85       138       183        284       25        78       133        284
    Smith Barney Premier Selection All Cap Growth
      Portfolio...................................    85       138       183        284       25        78       133        284
THE TRAVELERS SERIES TRUST
    Disciplined Small Cap Stock Portfolio+........    86       140       186        289       26        80       136        289
    Equity Income Portfolio.......................    84       134       177        272       24        74       127        272
    Large Cap Portfolio...........................    84       134       177        272       24        74       127        272
    MFS Emerging Growth Portfolio.................    85       135       179        276       25        75       129        276
    MFS Research Portfolio........................    85       137       182        282       25        77       132        282
    Strategic Stock Portfolio+....................    85       137       181        280       25        77       131        280
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio............    84       135       177        273       24        75       127        273
    Alliance Growth Portfolio.....................    84       134       176        271       24        74       126        271
    MFS Total Return Portfolio....................    84       135       178        274       24        75       128        274
    Smith Barney Aggressive Growth Portfolio......    86       139       185        288       26        79       135        288
    Smith Barney High Income Portfolio............    82       129       169        255       22        69       119        255
    Smith Barney International All Cap Growth
      Portfolio...................................    86       139       185        287       26        79       135        287
    Smith Barney Large Cap Value Portfolio........    82       129       169        255       22        69       119        255
    Smith Barney Large Capitalization Growth
      Portfolio...................................    84       133       174        266       24        73       124        266
    Smith Barney Mid Cap Core Portfolio...........    85       138       183        284       25        78       133        284
    Smith Barney Money Market Portfolio...........    81       125       162        242       21        65       112        242
    Travelers Managed Income Portfolio............    83       130       170        258       23        70       120        258
    Van Kampen Enterprise Portfolio...............    83       132       172        262       23        72       122        262
VAN KAMPEN LIFE INVESTMENT TRUST
    Emerging Growth Portfolio.....................    83       132       173        264       23        72       123        264
VARIABLE ANNUITY PORTFOLIOS
    Smith Barney Small Cap Growth Opportunities
      Portfolio...................................    85       137       181        280       25        77       131        280
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class......    84       132       174        265       24        72       124        265

+ No longer available to new contract owners.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Vintage II Variable Annuity is a contract between the contract owner ("you") and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-8573.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your

Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-8573 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

--------------------------------------------------------------------------------------------------------------------
            FUNDING                                  INVESTMENT                                INVESTMENT
            OPTION                                   OBJECTIVE                             ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund          Seeks to achieve long-term growth of capital by     AIM Advisers, Inc.
                                 investing primarily in equity securities of
                                 undervalued companies. Income is a secondary
                                 objective.
ALLIANCE VARIABLE PRODUCT SERIES FUND
    Premier Growth Portfolio --  Seeks long-term growth of capital by investing      Alliance Capital Management
    Class B                      primarily in equity securities of a limited number
                                 of large, carefully selected, high quality U.S.
                                 companies that are judged likely to achieve
                                 superior earning momentum.
AMERICAN VARIABLE INSURANCE SERIES
    Global Growth Fund -- Class  Seeks capital appreciation by investing primarily   Capital Research and Management
    2                            in common stocks of companies located around the    Company
                                 world.
    Growth Fund -- Class 2       Seeks capital appreciation by investing primarily   Capital Research and Management
                                 in common stocks of companies that appear to offer  Company superior opportunities for growth and capital.
    Growth-Income Fund -- Class  Seeks capital appreciation and income by investing  Capital Research and Management
    2                            primarily in common stocks or other securities      Company
                                 which demonstrate the potential for appreciation
                                 and/or dividends.

--------------------------------------------------------------------------------------------------------------------
            FUNDING                                  INVESTMENT                                INVESTMENT
            OPTION                                   OBJECTIVE                             ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
    Franklin Small Cap Fund      Seeks long-term capital growth. The Fund seeks to   Franklin Advisers, Inc.
    Class 2                      accomplish its objective by investing primarily
                                 (normally at least 65% of its assets) in equity
                                 securities of smaller capitalization growth
                                 companies.
    Templeton International      Seeks long-term capital growth through a flexible   Templeton Investment Counsel,
    Securities Fund Class 2      policy of investing in stocks and debt obligations  Inc.
                                 of companies and governments outside the United
                                 States. Any income realized will be incidental.
GREENWICH STREET SERIES FUND
    Appreciation Portfolio       Seeks long term appreciation of capital by          Smith Barney Fund Management
                                 investing primarily in equity securities.           LLC ("SBFM")
    Diversified Strategic        Seeks high current income by investing primarily    SBFM
    Income Portfolio             in the following fixed income securities: U.S.      Subadviser: Smith Barney Global
                                 Government and mortgage-related securities,         Capital Management, Inc.
                                 foreign gov't bonds and corporate bonds rated
                                 below investment grade.
    Equity Index Portfolio       Seeks to replicate, before deduction of expenses,   Travelers Investment Management
    Class II Shares              the total return performance of the S&P 500 Index.  Co. ("TIMCO")
    Fundamental Value Portfolio  Seeks long-term growth with current income as a     SBFM
                                 secondary objective.
JANUS ASPEN SERIES
    Aggressive Growth            Seeks long-term capital growth by investing         Janus Capital
    Portfolio -- Service Shares  primarily in common stocks selected for their growth potential, normally investing at least 50%
                                 in the equity assets of medium-sized companies.
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio  Seeks maximum total return, consistent with         Pacific Investment Management
                                 preservation of capital and prudent investment      Company
                                 management, by investing primarily in
                                 investment-grade debt securities.
PUTNAM VARIABLE TRUST
    Putnam VT International      Seeks capital appreciation by investing mostly in   Putnam Investment Management,
    Growth Fund -- Class IB      common stocks of companies outside the United       Inc. ("Putnam")
    Shares                       States.
    Putnam VT Small Cap Value    Seeks capital appreciation by investing mainly in   Putnam
    Fund -- Class IB Shares      common stocks of U.S. companies with a focus on
                                 value stocks.
    Putnam VT Voyager II         Seeks capital appreciation by investing mainly in   Putnam
    Fund -- Class IB Shares      common stocks of U.S. companies with a focus on
                                 growth stocks.
SALOMON BROTHERS VARIABLE SERIES
  FUND, INC.
    Capital Fund                 Seeks capital appreciation, primarily through       Salomon Brothers Asset
                                 investments in common stocks which are believed to  Management ("SBAM")
                                 have above-average price appreciation potential
                                 and which may involve above average risk.
    Investors Fund               Seeks long-term growth of capital, and,             SBAM
                                 secondarily, current income, through investments
                                 in common stocks of well-known companies.
    Small Cap Growth Fund        Seeks long-term growth of capital by investing      SBAM
                                 primarily in equity securities of companies with
                                 market capitalizations similar to that of
                                 companies included in the Russell 2000 Index.
SMITH BARNEY INVESTMENT SERIES
    Smith Barney Large Cap Core  Seeks capital appreciation by investing primarily   SBFM
    Portfolio                    in U.S. common stocks and other equity securities
                                 typically of established companies with large
                                 market capitalization.
    Smith Barney Premier         Seeks long term growth of capital using a multi-    SBFM
    Selection All Cap Portfolio  manager approach investing in small, medium and large sized companies.

--------------------------------------------------------------------------------------------------------------------
            FUNDING                                  INVESTMENT                                INVESTMENT
            OPTION                                   OBJECTIVE                             ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
    Disciplined Small Cap Stock  Seeks long term capital appreciation by investing   Travelers Asset Management
    Portfolio+                   primarily (at least 65% of its total assets) in     International Company LLC
                                 the common stocks of U.S. Companies with            ("TAMIC")
                                 relatively small market capitalizations at the      Subadviser: TIMCO
                                 time of investment.
    Equity Income Portfolio      Seeks reasonable income by investing at least 65%   TAMIC
                                 in income-producing equity securities. The balance  Subadviser: Fidelity Management
                                 may be invested in all types of domestic and        & Research Co ("FMR")
                                 foreign securities, including bonds. The Portfolio
                                 seeks to achieve a yield that exceeds that of the
                                 securities comprising the S&P 500. The Subadviser
                                 also considers the potential for capital
                                 appreciation.
    Large Cap Portfolio          Seeks long-term growth of capital by investing      TAMIC
                                 primarily in equity securities of companies with    Subadviser: FMR
                                 large market capitalizations.
    MFS Emerging Growth          Seeks to provide long-term growth of capital.       TAMIC
    Portfolio                    Dividend and interest income from portfolio         Subadviser: Massachusetts
                                 securities, if any, is incidental to the MFS        Financial Services ("MFS")
                                 Portfolio's investment objective.
    MFS Research Portfolio       Seeks to provide long-term growth of capital and    TAMIC
                                 future income.                                      Subadviser: MFS
    Strategic Stock Portfolio+   Seeks to provide an above-average total return      TAMIC
                                 through a combination of potential capital          Subadviser: TIMCO
                                 appreciation and dividend income by investing
                                 primarily in high dividend yielding stocks
                                 periodically selected from the companies included
                                 in (i) the Dow Jones Industrial Average and (ii) a
                                 subset of the S&P Industrial Index.
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation     Seeks capital appreciation by investing             Travelers Investment Adviser
    Portfolio                    principally in common stock, with emphasis on       ("TIA")
                                 medium-sized and smaller emerging growth            Subadviser: AIM Capital
                                 companies.                                          Management Inc.
    Alliance Growth Portfolio    Seeks long-term growth of capital. Current income   TIA
                                 is only an incidental consideration. The Portfolio  Subadviser: Alliance Capital
                                 invests predominantly in equity securities of       Management L.P.
                                 companies with a favorable outlook for earnings
                                 and whose rate of growth is expected to exceed
                                 that of the U.S. economy over time.
    MFS Total Return Portfolio   (a balanced portfolio) Seeks to obtain              TIA
                                 above-average income (compared to a portfolio       Subadviser: MFS
                                 entirely invested in equity securities) consistent
                                 with the prudent employment of capital. Generally,
                                 at least 40% of the Portfolio's assets are
                                 invested in equity securities.
    Smith Barney Aggressive      Seeks capital appreciation by investing primarily   SBFM
    Growth Portfolio             in common stocks of companies that are
                                 experiencing, or have the potential to experience,
                                 growth of earnings, or that exceed the average
                                 earnings growth rate of companies whose securities
                                 are included in the S&P 500.
    Smith Barney High Income     Seeks high current income. Capital appreciation is  SBFM
    Portfolio                    a secondary objective. The Portfolio will invest
                                 at least 65% of its assets in high-yielding
                                 corporate debt obligations and preferred stock.
    Smith Barney International   Seeks total return on assets from growth of         SBFM
    All Cap Growth Portfolio     capital and income by investing at least 65% of
                                 its assets in a diversified portfolio of equity
                                 securities of established non-U.S. issuers.
    Smith Barney Large           Seeks long-term growth of capital by investing in   SBFM
    Capitalization Growth        equity securities of companies with large market
    Portfolio                    capitalizations.
    Smith Barney Large Cap       Seeks current income and long-term growth of        SBFM
    Value Portfolio              income and capital by investing primarily, but not
                                 exclusively, in common stocks.

--------------------------------------------------------------------------------------------------------------------
            FUNDING                                  INVESTMENT                                INVESTMENT
            OPTION                                   OBJECTIVE                             ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------------
    Smith Barney Mid Cap Core    Seeks long-term growth of capital by investing      SBFM
    Portfolio                    primarily in equity securities of medium-sized
                                 companies with market capitalizations between $1
                                 billion and $5 billion at the time of investment.
    Smith Barney Money Market    Seeks maximum current income and preservation of    SBFM
    Portfolio                    capital.
    Travelers Managed Income     Seeks high current income consistent with prudent   TIA
    Portfolio                    risk of capital through investments in corporate    Subadviser: TAMIC
                                 debt obligations, preferred stocks, and
                                 obligations issued or guaranteed by the U.S.
                                 Government or its agencies or instrumentalities.
    Van Kampen Enterprise        Seeks capital appreciation through investment in    SBFM
    Portfolio                    securities believed to have above-average           Subadviser: Van Kampen Asset
                                 potential for capital appreciation. Any income      Management Inc.
                                 received on such securities is incidental to the
                                 objective of capital appreciation.
VAN KAMPEN LIFE INVESTMENT TRUST
    Emerging Growth Portfolio    Seeks capital appreciation by investing primarily   Van Kampen Asset Management
                                 in common stocks of companies considered to be      Inc.
                                 emerging growth companies.
VARIABLE ANNUITY PORTFOLIOS
    Smith Barney Small Cap       Seeks long-term capital growth by investing in      Citi Fund Management, Inc.
    Growth Opportunities         equity securities of U.S. companies with market
    Portfolio                    capitalizations below the top 1,000 stocks of the
                                 equity market. Under normal circumstances, at
                                 least 65% of the fund's total assets will be
                                 invested in such companies. Dividend income, if
                                 any, is incidental to this investment objective.
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio --   Seeks long-term capital appreciation by investing   FMR
    Service Class                primarily in common stocks of companies whose
                                 value the adviser believes is not fully recognized
                                 by the public.

+ No longer available to new contract owners.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your Smith Barney Financial Consultant, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one on more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for eight years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

YEARS SINCE PURCHASE                   WITHDRAWAL
    PAYMENT MADE                         CHARGE
        0-1                                6%
         2                                 6%
         3                                 6%
         4                                 5%
         5                                 5%
         6                                 4%
         7                                 3%
     8 and over                            0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

        (a) any purchase payment to which no withdrawal charge applies, then

        (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

        (c) any purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then

        (d) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

     - due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);

     - under the Travelers Minimum Distribution Program;

     - if a lifetime annuity payout has begun;

     - if, after the first contract year, you elect annuity payments for a fixed period of at least five years; or

     - if amounts withdrawn under this contract are applied to other contract(s) issued by us or our affiliates (subject to our approval).

FREE WITHDRAWAL ALLOWANCE

Beginning in the second contract year, you may withdraw up to 15% of the contract value annually. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the contract, and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

        (1) from the distribution of death proceeds;

        (2) after an annuity payout has begun, or

        (3) if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "sub-account administrative charge") on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge is 1.15% annually. If you choose the Step-Up Death Benefit, the M&E charge is 1.25% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.40% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your withdrawal request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

You may not change, delete or add a contingent annuitant after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. At purchase, you elect either the Standard Death Benefit, the Step-Up Benefit (also referred to as the "Annual Step-Up") or the Roll-Up Benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or (3) election of spousal contract continuance ("death report date").

Three different types of death benefits are available under the Contract prior to the Maturity Date:

     - the Standard Death Benefit

     - the Annual Step-Up Death Benefit

     - the Roll-Up Death Benefit

The Annual Step-Up and Roll-Up Death Benefits may not be available in all jurisdictions.

For all death benefits, we must be notified of the annuitant's death no later than six months from the date of death in order to pay the death proceeds as described under "Death Proceeds Before the Maturity Date." If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax, prior withdrawals and/or outstanding loans.

Note: If the owner dies before the annuitant, the death benefit is recalculated, replacing all references to "annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

------------------------------------------------------------------------------------------
           AGE ON CONTRACT DATE                               DEATH BENEFIT
------------------------------------------------------------------------------------------
  If annuitant was younger than age 76 on      - the contract value;
  the contract date, the death benefit will    - the total purchase payments made under
  be the greatest of                           the Contract; or
                                               - the Step-Up Value, if any, as described
                                                 below.
------------------------------------------------------------------------------------------
  If annuitant was age 76 through 80 on the    - the contract value; or
  contract date, the death benefit will be     - the total purchase payments made under
  the greater of                                 the Contract.
------------------------------------------------------------------------------------------
  If annuitant was age 81 or older on the      - the contract value
  contract date, the death benefit will be
------------------------------------------------------------------------------------------

STEP-UP VALUE (STANDARD DEATH BENEFIT)

The Step-Up Value for the standard death benefit depends on the annuitant's age on the contract date as follows:

IF ANNUITANT WAS YOUNGER THAN AGE 68 ON THE CONTRACT DATE

We will establish a Step-Up Value on the seventh contract date anniversary (provided it is on or before the death report date). The initial Step-Up Value equals the contract value on that anniversary. Whenever a purchase payment is made, we will increase the Step-Up Value by the amount of that purchase payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. On each contract date anniversary that occurs before the annuitant's 76th birthday and before the annuitant's death, if the contract value is greater than the Step-Up Value, we will reset the Step-Up Value to equal the contract value on that date. If the Step-Up Value is greater than the contract value, the Step-Up Value will remain unchanged. We will not reduce the Step-Up Value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes made to the Step-Up Value on or after the annuitant's 76th birthday will be those related to additional purchase payments or withdrawals as described below. If the death report date is before the seventh contract date anniversary, there is no Step-Up Value.

IF ANNUITANT WAS AGE 68 THROUGH 75 ON THE CONTRACT DATE

We will establish a Step-Up Value on the seventh contract date anniversary (provided it is before the death report date). The Step-Up Value will equal the contract value on that anniversary. Whenever a purchase payment is made, we will increase the Step-Up Value by the amount of that purchase payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the seventh contract date anniversary will be those related to additional purchase payments or withdrawals as described below. If the death report date is before the seventh contract date anniversary, there is no Step-Up Value.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the Step-Up Value by a partial surrender reduction which equals (1) the Step-Up Value in effect immediately before the reduction for partial surrender, multiplied by (2) the amount of the partial surrender, divided by (3) the contract value before the surrender. See the example of the partial surrender reduction below.

ANNUAL STEP-UP DEATH BENEFIT

(not available when either the annuitant or owner is age 76 or older on the contract date)

------------------------------------------------------------------------------------------
                                                              DEATH BENEFIT
------------------------------------------------------------------------------------------
  The death benefit will be the greatest       - the contract value;
  of:
                                               - the total purchase payments made under
                                                 this contract; or
                                               - the Step-Up Value, if any, as described
                                                 below.
------------------------------------------------------------------------------------------

ROLL-UP DEATH BENEFIT

(not available when either the annuitant or owner is age 76 or older on the contract date)

------------------------------------------------------------------------------------------
               AGE AT DEATH                                   DEATH BENEFIT
------------------------------------------------------------------------------------------
  If the annuitant dies before age 80, the     - the contract value
  death benefit will be the greatest of:       - the Roll-Up Death Benefit Value (as
                                                 described below); or
                                               - the Step-Up Value, if any, as described
                                                 below
------------------------------------------------------------------------------------------
  If the annuitant dies on or after age 80,    - the contract value
  the death benefit will be the greatest       - the Roll-Up Death Benefit Value (as
  of:                                            described below) on the annuitant's
                                                 80(th) birthday, plus any additional
                                                 purchase payments and minus any partial
                                                 surrender reductions (as described below)
                                                 that occur after the annuitant's 80th
                                                 birthday; or
                                               - the Step-Up Value, if any, as described
                                                 below
------------------------------------------------------------------------------------------

STEP-UP VALUE (FOR ANNUAL STEP-UP AND ROLL-UP DEATH BENEFITS)

The Step-Up Value will initially equal the first purchase payment. Whenever you make an additional purchase payment, we will increase the Step-Up Value by the amount of that purchase payment. Whenever you make a withdrawal, we will reduce the Step-Up Value by a partial surrender reduction as described below. On each contract date anniversary that occurs before the annuitant's 80th birthday and before the annuitant's death, if the contract value is greater than the Step-Up Value, we will reset the Step-Up Value to equal the contract value on that date. If the Step-Up Value is greater than the contract value, the Step-Up Value will remain unchanged. We will not reduce the Step-Up Value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes made to the Step-Up Value on or after the annuitant's 80th birthday will be those related to additional purchase payments or withdrawals as described below. If the death report date is before the first contract date anniversary, there is no Step-Up Value.

ROLL-UP DEATH BENEFIT VALUE

On the contract date, the Roll-Up Death Benefit value is equal to the purchase payment. On each contract date anniversary, the Roll-Up Death Benefit value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     a) is the Roll-Up Death Benefit value as of the previous contract date anniversary

     b) is any purchase payment made during the previous contract year

     c) is any partial surrender reduction (as described below) during the previous contract year

On dates other than the contract date anniversary, the Roll-Up Death Benefit value will equal a) plus b) minus c) where:

     a) is the Roll-Up Death Benefit value as of the previous contract date anniversary

     b) is any purchase payment made during the previous contract year

     c) is any partial surrender reduction (as described below) during the previous contract year

The maximum Roll-Up Death Benefit equals 200% of the difference between all purchase payments and all partial surrender reductions (as described below).

PARTIAL SURRENDER REDUCTION (FOR ANNUAL STEP-UP AND ROLL-UP DEATH BENEFITS). The partial surrender reduction equals (1) the death benefit value (standard, step-up or roll-up value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the surrender.

For example, assume your current contract value is $55,000. If your original Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

          50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your original Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

          50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
                                                                     UNLESS...                  MANDATORY
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                       PAYOUT RULES
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                            APPLY*
--------------------------------------------------------------------------------------------------------------
 Owner (who is not the           The beneficiary (ies),     Unless, the beneficiary is      Yes
 annuitant) (with no joint       or if none, to the         the contract owner's spouse
 owner)                          contract owner's estate.   and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution.
--------------------------------------------------------------------------------------------------------------
 Owner (who is the annuitant)    The beneficiary (ies),     Unless, the beneficiary is      Yes
 (with no joint owner)           or if none, to the         the contract owner's spouse
                                 contract owner's estate.   and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution.
--------------------------------------------------------------------------------------------------------------
 Non-spousal Joint Owner (who    The surviving joint                                        Yes
 is not the annuitant)           owner.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                     UNLESS...                  MANDATORY
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                       PAYOUT RULES
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                            APPLY*
--------------------------------------------------------------------------------------------------------------
 Non-spousal Joint Owner (who    The beneficiary (ies),     Unless the beneficiary is the   Yes
 is the annuitant)               or if none, to the         contract owner's spouse and
                                 surviving joint owner.     the spouse elects to continue
                                                            the contract.
                                                            Or, unless there is a
                                                            contingent annuitant, then
                                                            the contingent annuitant
                                                            becomes the annuitant and the
                                                            proceeds will be paid to the
                                                            surviving joint owner.
--------------------------------------------------------------------------------------------------------------
 Spousal Joint Owner (who is     The surviving joint        Unless the spouse elects to     Yes
 not the annuitant)              owner.                     continue the contract.
--------------------------------------------------------------------------------------------------------------
 Spousal Joint Owner (who is     The beneficiary (ies),     Unless the spouse elects to     Yes
 the annuitant)                  or if none, to the         continue the contract.
                                 surviving joint owner.
                                                            A spouse who is not the
                                                            beneficiary may decline to
                                                            receive the proceeds or to
                                                            continue the contract and
                                                            instruct the company to pay
                                                            the beneficiary.
--------------------------------------------------------------------------------------------------------------
 Annuitant (who is not the       The beneficiary (ies),     Unless the beneficiary is the   Yes
 contract owner)                 or, if none, to the        contract owner's spouse and
                                 contract owner.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
                                                            Or, unless, there is a
                                                            contingent annuitant. Then,
                                                            the contingent annuitant
                                                            becomes the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
--------------------------------------------------------------------------------------------------------------
 Annuitant (who is the contract  See death of "owner who                                    Yes
 owner)                          is the annuitant" above.
--------------------------------------------------------------------------------------------------------------
 Annuitant (where owner is a     The beneficiary (ies)                                      Yes (Death of
 nonnatural person/trust)        (e.g. the trust).                                          annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
--------------------------------------------------------------------------------------------------------------
 Contingent Annuitant (assuming  No death proceeds are                                      N/A
 annuitant is still alive)       payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death.

SPOUSAL CONTRACT CONTINUANCE (NONQUALIFIED CONTRACTS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

If your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract as contract owner, your spouse's rights supercede the rights of all named beneficiaries and the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

                              QUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY              UNLESS...                  MANDATORY
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                         PAYOUT RULES
                                                                                              APPLY (SEE *
                                                                                                 ABOVE)
--------------------------------------------------------------------------------------------------------------
 Owner/Annuitant                 The beneficiary(ies), or                                   Yes
                                 if none, to the contract
                                 owner's estate.
--------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income plans (annuity options). While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract unless the Contract has been fully surrendered or the proceeds have been paid to the beneficiary before that date, or unless you elect another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase the contract. Unless you elect otherwise, the maturity date will be the later of the annuitant's 95th birthday or ten years after the effective date of the contract, if later.

At least 30 days before the original maturity date, a contract owner may elect to extend the maturity date to any time prior to the annuitant's 95th birthday or to a later date with the Company's consent. Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option, and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities. Option 5 is only available for fixed annuities.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period. (Fixed Account Only). We will make periodic payments for the period selected.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment.

If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your purchase payment will be refunded in full; during the remainder of the right to return period, the contract value (including charges) will be refunded.

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Separate Account Nine and Separate Account Ten, respectively. Both Separate Account Nine and Separate Account Ten were established on June 18, 1999 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Separate Account Nine and Separate Account Ten for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's variable funding options. We may advertise the "standardized average annual total returns" of the variable funding option, calculated in a manner prescribed by the SEC, and the "nonstandardized total return," as described below. Specific examples of the performance information appear in the SAI.

STANDARDIZED METHOD. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. We calculate nonstandardized "total returns" in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract or the first page of the Summary of this prospectus to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

THE TRAVELERS INSURANCE COMPANY

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

THE TRAVELERS LIFE AND ANNUITY COMPANY

There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company.

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

             TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                       PORTFOLIO NAME                         YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------------------
                                                              STANDARD    STEP-UP   ROLL-UP
                                                              --------    -------   -------
ALLIANCE VARIABLE PRODUCT SERIES FUND
  PREMIER GROWTH PORTFOLIO CLASS B (2/00)
  Unit Value at beginning of year...........................      1.127     1.127     1.127
  Unit Value at end of year.................................      0.926     0.925     0.924
  Number of units outstanding at end of year................    298,973   366,949    37,068
AMERICAN VARIABLE INSURANCE SERIES
  GLOBAL GROWTH FUND -- CLASS 2 (2/00)
  Unit Value at beginning of year...........................      1.211     1.211     1.210
  Unit Value at end of year.................................      0.970     0.969     0.967
  Number of units outstanding at end of year................    219,232   200,090    31,450
  GROWTH FUND -- CLASS 2 (2/00)
  Unit Value at beginning of year...........................      1.167     1.167     1.167
  Unit Value at end of year.................................      1.204     1.202     1.200
  Number of units outstanding at end of year................    139,836   256,201     9,891
  GROWTH-INCOME FUND -- CLASS 2 (2/00)
  Unit Value at beginning of year...........................      1.039     1.039     1.039
  Unit Value at end of year.................................      1.107     1.106     1.104
  Number of units outstanding at end of year................    197,664   137,847        --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  FRANKLIN SMALL CAP FUND CLASS 2 (2/00)
  Unit Value at beginning of year...........................      1.215     1.215     1.215
  Unit Value at end of year.................................      1.001     1.000     0.998
  Number of units outstanding at end of year................     64,153   121,667        --
TEMPLETON INTERNATIONAL SECURITIES FUND CLASS 2 (2/00)
  Unit Value at beginning of year...........................      1.115     1.115     1.114
  Unit Value at end of year.................................      1.074     1.073     1.071
  Number of units outstanding at end of year................     33,594    95,658    11,090
GREENWICH STREET SERIES FUND
  APPRECIATION PORTFOLIO (6/00)
  Unit Value at beginning of year...........................      1.044     1.044     1.044
  Unit Value at end of year.................................      1.026     1.025     1.024
  Number of units outstanding at end of year................    190,206    51,606        --
  DIVERSIFIED STRATEGIC INCOME PORTFOLIO (7/00)
  Unit Value at beginning of year...........................      0.999     0.999     0.999
  Unit Value at end of year.................................      1.014     1.013     1.011
  Number of units outstanding at end of year................     17,824   114,166        --
  EQUITY INDEX PORTFOLIO CLASS II (6/00)
  Unit Value at beginning of year...........................      1.067     1.067     1.067
  Unit Value at end of year.................................      0.955     0.954     0.952
  Number of units outstanding at end of year................     27,831    51,515     6,152
  TOTAL RETURN PORTFOLIO (6/00)*
  Unit Value at beginning of year...........................      1.037     1.037     1.037
  Unit Value at end of year.................................      1.234     1.232     1.230
  Number of units outstanding at end of year................    146,610    85,114    16,815
JANUS ASPEN SERIES
  AGGRESSIVE GROWTH PORTFOLIO -- SERVICE SHARES (5/00)
  Unit Value at beginning of year...........................      1.000     1.000     1.000
  Unit Value at end of year.................................      0.674     0.674     0.673
  Number of units outstanding at end of year................     57,556   369,120     6,578
SALOMON BROTHERS VARIABLE SERIES FUND, INC.
  CAPITAL FUND (6/00)
  Unit Value at beginning of year...........................      1.033     1.033     1.033
  Unit Value at end of year.................................      1.205     1.204     1.202
  Number of units outstanding at end of year................     56,658    22,319        --

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

             TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                       PORTFOLIO NAME                         YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------------------
                                                              STANDARD    STEP-UP   ROLL-UP
                                                              --------    -------   -------
  SMALL CAP GROWTH FUND (3/00)
  Unit Value at beginning of year...........................      1.141     1.141     1.141
  Unit Value at end of year.................................      1.315     1.314     1.312
  Number of units outstanding at end of year................         --     6,517        --
THE TRAVELERS SERIES TRUST
  DISCIPLINED SMALL CAP STOCK PORTFOLIO (12/00)+
  Unit Value at beginning of year...........................      1.088     1.088     1.088
  Unit Value at end of year.................................      1.097     1.096     1.094
  Number of units outstanding at end of year................      4,836        --        --
  EQUITY INCOME PORTFOLIO (10/00)
  Unit Value at beginning of year...........................      1.013     1.013     1.013
  Unit Value at end of year.................................      1.092     1.090     1.089
  Number of units outstanding at end of year................     16,525    54,202        --
  LARGE CAP PORTFOLIO (6/00)
  Unit Value at beginning of year...........................      1.066     1.065     1.065
  Unit Value at end of year.................................      0.900     0.899     0.897
  Number of units outstanding at end of year................     60,766    77,498    16,886
  MFS EMERGING GROWTH PORTFOLIO (2/00)
  Unit Value at beginning of year...........................      1.433     1.433     1.432
  Unit Value at end of year.................................      1.130     1.128     1.126
  Number of units outstanding at end of year................     97,130   187,714    17,705
  MFS RESEARCH PORTFOLIO (6/00)
  Unit Value at beginning of year...........................      1.061     1.061     1.061
  Unit Value at end of year.................................      0.989     0.988     0.986
  Number of units outstanding at end of year................    101,243    93,590        --
TRAVELERS SERIES FUND INC.
  ALLIANCE GROWTH PORTFOLIO (6/00)
  Unit Value at beginning of year...........................      1.132     1.132     1.132
  Unit Value at end of year.................................      0.914     0.913     0.911
  Number of units outstanding at end of year................    202,439   501,860    37,107
  MFS TOTAL RETURN PORTFOLIO (7/00)
  Unit Value at beginning of year...........................      0.999     0.999     0.999
  Unit Value at end of year.................................      1.150     1.149     1.147
  Number of units outstanding at end of year................    202,359   147,036        --
  SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO (3/00)
  Unit Value at beginning of year...........................      1.210     1.210     1.209
  Unit Value at end of year.................................      1.382     1.381     1.378
  Number of units outstanding at end of year................    164,358   863,349     4,445
  SMITH BARNEY HIGH INCOME PORTFOLIO (8/00)
  Unit Value at beginning of year...........................      1.016     1.016     1.016
  Unit Value at end of year.................................      0.922     0.921     0.920
  Number of units outstanding at end of year................      1,807   208,981        --
  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO (3/00)*
  Unit Value at beginning of year...........................      1.207     1.206     1.206
  Unit Value at end of year.................................      0.908     0.907     0.905
  Number of units outstanding at end of year................     47,399    95,590        --
  SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO (2/00)
  Unit Value at beginning of year...........................      1.090     1.090     1.090
  Unit Value at end of year.................................      1.001     1.000     0.998
  Number of units outstanding at end of year................    282,561   309,116    16,933
  SMITH BARNEY LARGE CAP VALUE PORTFOLIO (6/00)
  Unit Value at beginning of year...........................      0.964     0.964     0.964
  Unit Value at end of year.................................      1.076     1.075     1.073
  Number of units outstanding at end of year................    314,048   185,910        --

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

             TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                       PORTFOLIO NAME                         YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------------------
                                                              STANDARD    STEP-UP   ROLL-UP
                                                              --------    -------   -------
  SMITH BARNEY MID CAP PORTFOLIO (4/00)*
  Unit Value at beginning of year...........................      1.172     1.171     1.171
  Unit Value at end of year.................................      1.364     1.362     1.360
  Number of units outstanding at end of year................     64,859   110,509    11,658
  SMITH BARNEY MONEY MARKET PORTFOLIO (2/00)
  Unit Value at beginning of year...........................      1.006     1.006     1.005
  Unit Value at end of year.................................      1.053     1.052     1.050
  Number of units outstanding at end of year................     64,613   511,377        --
  TRAVELERS MANAGED INCOME PORTFOLIO (7/00)
  Unit Value at beginning of year...........................      0.994     0.994     0.994
  Unit Value at end of year.................................      1.059     1.057     1.056
  Number of units outstanding at end of year................     29,625   137,038        --
  VAN KAMPEN ENTERPRISE PORTFOLIO (4/00)
  Unit Value at beginning of year...........................      1.145     1.145     1.144
  Unit Value at end of year.................................      0.964     0.963     0.962
  Number of units outstanding at end of year................     39,955    76,229    16,759
VAN KAMPEN LIFE INVESTMENT TRUST
  EMERGING GROWTH PORTFOLIO (2/00)
  Unit Value at beginning of year...........................      1.345     1.344     1.344
  Unit Value at end of year.................................      1.193     1.191     1.189
  Number of units outstanding at end of year................    115,899   272,783     8,492
VARIABLE INSURANCE PRODUCTS FUND II
  CONTRAFUND PORTFOLIO -- SERVICE CLASS (5/00)
  Unit Value at beginning of year...........................      1.138     1.138     1.138
  Unit Value at end of year.................................      1.048     1.047     1.045
  Number of units outstanding at end of year................     22,930   169,553     5,854

The financial statements of Separate Account Nine and the consolidated financial statements of The Travelers Insurance Company and subsidiaries are contained in the SAI. The date indicated next to each funding option's name reflects the date money first came into the funding option through the Separate Account. Funds not listed had no amounts allocated to them or were not yet available as of December 31, 2000.

* Fund's name has changed. Refer to prospectus for new name.

+ No longer available to new contract owners.

                                   APPENDIX B
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                                    PERIOD FROM OCTOBER 14, 1999
          PORTFOLIO NAME                  YEAR ENDED DECEMBER 31, 2000         (EFFECTIVE DATE) TO DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
                                     STANDARD        STEP-UP        ROLL-UP     STANDARD       STEP-UP       ROLL-UP
                                     --------        -------        -------     --------       -------       -------
ALLIANCE VARIABLE PRODUCT SERIES
  FUND
  PREMIER GROWTH PORTFOLIO CLASS B
    (11/99)
  Unit Value at beginning of
    year...........................      1.127          1.127          1.127       1.000         1.000         1.000
  Unit Value at end of year........      0.926          0.925          0.924       1.127         1.127         1.127
  Number of units outstanding at
    end of year....................  4,292,514      4,449,229      1,121,509      98,377       314,797        99,866
AMERICAN VARIABLE INSURANCE SERIES
  GLOBAL GROWTH FUND -- CLASS 2
    (11/99)
  Unit Value at beginning of
    year...........................      1.211          1.211          1.210       1.000         1.000         1.000
  Unit Value at end of year........      0.970          0.969          0.967       1.211         1.211         1.210
  Number of units outstanding at
    end of year....................  3,249,644      3,140,876        894,278     123,540       316,138        45,911
  GROWTH FUND -- CLASS 2 (11/99)
  Unit Value at beginning of
    year...........................      1.167          1.167          1.167       1.000         1.000         1.000
  Unit Value at end of year........      1.204          1.202          1.200       1.167         1.167         1.167
  Number of units outstanding at
    end of year....................  6,160,677      4,692,324      2,103,315   1,134,441       477,335       131,798
  GROWTH-INCOME FUND -- CLASS 2
    (11/99)
  Unit Value at beginning of
    year...........................      1.039          1.039          1.039       1.000         1.000         1.000
  Unit Value at end of year........      1.107          1.106          1.104       1.039         1.039         1.039
  Number of units outstanding at
    end of year....................  4,257,325      2,375,657        898,869      46,596       174,106       303,426
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  FRANKLIN SMALL CAP INVESTMENTS
    FUND CLASS 2 (11/99)
  Unit Value at beginning of
    year...........................      1.215          1.215          1.215       1.000         1.000         1.000
  Unit Value at end of year........      1.001          1.000          0.998       1.215         1.215         1.215
  Number of units outstanding at
    end of year....................  1,777,941      1,131,242        613,514     549,437       167,294       113,599
  TEMPLETON INTERNATIONAL
    SECURITIES FUND CLASS 2 (11/99)
  Unit Value at beginning of
    year...........................      1.115          1.115          1.114       1.000         1.000         1.000
  Unit Value at end of year........      1.074          1.073          1.071       1.115         1.115         1.114
  Number of units outstanding at
    end of year....................  1,545,764        720,927        417,144      53,095       121,036        68,217
GREENWICH STREET SERIES FUND
  APPRECIATION PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.044          1.044          1.044       1.000         1.000         1.000
  Unit Value at end of year........      1.026          1.025          1.024       1.044         1.044         1.044
  Number of units outstanding at
    end of year....................    941,763        917,507        442,561      84,121        31,957        38,295
  DIVERSIFIED STRATEGIC INCOME
    PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      0.999          0.999          0.999       1.000         1.000         1.000
  Unit Value at end of year........      1.014          1.013          1.011       0.999         0.999         0.999
  Number of units outstanding at
    end of year....................  1,438,172        601,613        204,937     341,104       137,491        15,447

                                   APPENDIX B
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                    PERIOD FROM OCTOBER 14, 1999
          PORTFOLIO NAME                  YEAR ENDED DECEMBER 31, 2000         (EFFECTIVE DATE) TO DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
                                     STANDARD        STEP-UP        ROLL-UP     STANDARD       STEP-UP       ROLL-UP
                                     --------        -------        -------     --------       -------       -------
  EQUITY INDEX PORTFOLIO CLASS II
    (11/99)
  Unit Value at beginning of
    year...........................      1.067          1.067          1.067       1.000         1.000         1.000
  Unit Value at end of year........      0.955          0.954          0.952       1.067         1.067         1.067
  Number of units outstanding at
    end of year....................  1,086,756        613,674        212,335     348,286        55,283         9,761
  TOTAL RETURN PORTFOLIO (12/99)*
  Unit Value at beginning of
    year...........................      1.037          1.037          1.037       1.000         1.000         1.000
  Unit Value at end of year........      1.234          1.232          1.230       1.037         1.037         1.037
  Number of units outstanding at
    end of year....................    948,161      1,579,098        363,590      12,938         2,425         2,903
JANUS ASPEN SERIES
  AGGRESSIVE GROWTH PORTFOLIO --
    SERVICE SHARES (5/00)
  Unit Value at beginning of
    year...........................      1.000          1.000          1.000
  Unit Value at end of year........      0.674          0.674          0.673
  Number of units outstanding at
    end of year....................  1,701,726      2,007,540        393,620
SALOMON BROTHERS VARIABLE SERIES
  FUND, INC.
  CAPITAL FUND (11/99)
  Unit Value at beginning of
    year...........................      1.033          1.033          1.033       1.000         1.000         1.000
  Unit Value at end of year........      1.205          1.204          1.202       1.033         1.033         1.033
  Number of units outstanding at
    end of year....................    507,525      1,028,179        143,927      20,279        78,169         1,992
  INVESTORS FUND (11/99)
  Unit Value at beginning of
    year...........................      1.029          1.029          1.029       1.000         1.000         1.000
  Unit Value at end of year........      1.171          1.170          1.168       1.029         1.029         1.029
  Number of units outstanding at
    end of year....................    217,210        428,890        114,195      10,159        19,926        28,784
  SMALL CAP GROWTH FUND (11/99)
  Unit Value at beginning of
    year...........................      1.141          1.141          1.141       1.000         1.000         1.000
  Unit Value at end of year........      1.315          1.314          1.312       1.141         1.141         1.141
  Number of units outstanding at
    end of year....................    266,300        439,008        152,125      35,132        61,393            --
THE TRAVELERS SERIES TRUST
  DISCIPLINED SMALL CAP STOCK
    PORTFOLIO (11/99)+
  Unit Value at beginning of
    year...........................      1.088          1.088          1.088       1.000         1.000         1.000
  Unit Value at end of year........      1.097          1.096          1.094       1.088         1.088         1.088
  Number of units outstanding at
    end of year....................    137,142         39,558         19,899      24,556            --            --
  EQUITY INCOME PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.013          1.013          1.013       1.000         1.000         1.000
  Unit Value at end of year........      1.092          1.090          1.089       1.013         1.013         1.013
  Number of units outstanding at
    end of year....................    562,015        573,343        136,422      19,805        10,535            --
  LARGE CAP PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.066          1.065          1.065       1.000         1.000         1.000
  Unit Value at end of year........      0.900          0.899          0.897       1.066         1.065         1.065
  Number of units outstanding at
    end of year....................  1,406,663        894,807        278,920     559,758       157,286         1,681

                                   APPENDIX B
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                    PERIOD FROM OCTOBER 14, 1999
          PORTFOLIO NAME                  YEAR ENDED DECEMBER 31, 2000         (EFFECTIVE DATE) TO DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
                                     STANDARD        STEP-UP        ROLL-UP     STANDARD       STEP-UP       ROLL-UP
                                     --------        -------        -------     --------       -------       -------
  MFS EMERGING GROWTH PORTFOLIO
    (11/99)
  Unit Value at beginning of
    year...........................      1.433          1.433          1.432       1.000         1.000         1.000
  Unit Value at end of year........      1.130          1.128          1.126       1.433         1.433         1.432
  Number of units outstanding at
    end of year....................  3,648,186      1,897,890        572,200     857,752       266,524        15,369
  MFS RESEARCH PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.061          1.061          1.061       1.000         1.000         1.000
  Unit Value at end of year........      0.989          0.988          0.986       1.061         1.061         1.061
  Number of units outstanding at
    end of year....................    745,992        758,310        209,499      54,286        16,748         5,622
  STRATEGIC STOCK PORTFOLIO
    (11/99)+
  Unit Value at beginning of
    year...........................      0.989          0.989          0.988       1.000         1.000         1.000
  Unit Value at end of year........      1.076          1.075          1.073       0.989         0.989         0.988
  Number of units outstanding at
    end of year....................    192,677         85,437         10,345      29,465            --           796
TRAVELERS SERIES FUND INC.
  ALLIANCE GROWTH PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.132          1.132          1.132       1.000         1.000         1.000
  Unit Value at end of year........      0.914          0.913          0.911       1.132         1.132         1.132
  Number of units outstanding at
    end of year....................  5,313,349      2,951,007      1,230,540     774,589       468,390       108,285
  MFS TOTAL RETURN PORTFOLIO
    (11/99)
  Unit Value at beginning of
    year...........................      0.999          0.999          0.999       1.000         1.000         1.000
  Unit Value at end of year........      1.150          1.149          1.147       0.999         0.999         0.999
  Number of units outstanding at
    end of year....................  1,871,925      1,522,221        850,618     340,973        99,074           442
  SMITH BARNEY AGGRESSIVE GROWTH
    PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.210          1.210          1.209       1.000         1.000         1.000
  Unit Value at end of year........      1.382          1.381          1.378       1.210         1.210         1.209
  Number of units outstanding at
    end of year....................  3,182,828      3,423,104      1,521,381      74,420       302,417       237,187
  SMITH BARNEY HIGH INCOME
    PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.016          1.016          1.016       1.000         1.000         1.000
  Unit Value at end of year........      0.922          0.921          0.920       1.016         1.016         1.016
  Number of units outstanding at
    end of year....................    746,254        595,882        760,503      83,518        67,445       113,822
  SMITH BARNEY INTERNATIONAL EQUITY
    PORTFOLIO (11/99)*
  Unit Value at beginning of
    year...........................      1.207          1.206          1.206       1.000         1.000         1.000
  Unit Value at end of year........      0.908          0.907          0.905       1.207         1.206         1.206
  Number of units outstanding at
    end of year....................  1,959,090      1,570,421        412,850      69,739       153,407        31,135
  SMITH BARNEY LARGE CAPITALIZATION
    GROWTH PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.090          1.090          1.090       1.000         1.000         1.000
  Unit Value at end of year........      1.001          1.000          0.998       1.090         1.090         1.090
  Number of units outstanding at
    end of year....................  4,125,697      3,224,751      1,993,825     241,754       175,985       110,096

                                   APPENDIX B
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                    PERIOD FROM OCTOBER 14, 1999
          PORTFOLIO NAME                  YEAR ENDED DECEMBER 31, 2000         (EFFECTIVE DATE) TO DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
                                     STANDARD        STEP-UP        ROLL-UP     STANDARD       STEP-UP       ROLL-UP
                                     --------        -------        -------     --------       -------       -------
  SMITH BARNEY LARGE CAP VALUE
    PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      0.964          0.964          0.964       1.000         1.000         1.000
  Unit Value at end of year........      1.076          1.075          1.073       0.964         0.964         0.964
  Number of units outstanding at
    end of year....................  1,620,470      1,111,897        692,437      99,981        93,179       107,886
  SMITH BARNEY MID CAP PORTFOLIO
    (11/99)*
  Unit Value at beginning of
    year...........................      1.172          1.171          1.171       1.000         1.000         1.000
  Unit Value at end of year........      1.364          1.362          1.360       1.172         1.171         1.171
  Number of units outstanding at
    end of year....................  1,154,540      1,266,015        602,754      26,517        49,546        19,386
  SMITH BARNEY MONEY MARKET
    PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.006          1.006          1.005       1.000         1.000         1.000
  Unit Value at end of year........      1.053          1.052          1.050       1.006         1.006         1.005
  Number of units outstanding at
    end of year....................  2,727,512        922,050        178,779      25,456       750,776        50,000
  TRAVELERS MANAGED INCOME
    PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      0.994          0.994          0.994       1.000         1.000         1.000
  Unit Value at end of year........      1.059          1.057          1.056       0.994         0.994         0.994
  Number of units outstanding at
    end of year....................    598,018        555,087        104,706       2,445       150,289         2,457
  VAN KAMPEN ENTERPRISE PORTFOLIO
    (11/99)
  Unit Value at beginning of
    year...........................      1.145          1.145          1.144       1.000         1.000         1.000
  Unit Value at end of year........      0.964          0.963          0.962       1.145         1.145         1.144
  Number of units outstanding at
    end of year....................  1,841,630        938,728        839,108     168,261         3,784         3,773
VAN KAMPEN LIFE INVESTMENT TRUST
  EMERGING GROWTH PORTFOLIO (11/99)
  Unit Value at beginning of
    year...........................      1.345          1.344          1.344       1.000         1.000         1.000
  Unit Value at end of year........      1.193          1.191          1.189       1.345         1.344         1.344
  Number of units outstanding at
    end of year....................  4,177,551      3,409,800        895,350     148,853       237,085       116,490
VARIABLE INSURANCE PRODUCTS FUND II
  CONTRAFUND PORTFOLIO -- SERVICE
    CLASS (11/99)
  Unit Value at beginning of
    year...........................      1.138          1.138          1.138       1.000         1.000         1.000
  Unit Value at end of year........      1.048          1.047          1.045       1.138         1.138         1.138
  Number of units outstanding at
    end of year....................    866,413      1,784,874        243,383      68,187       151,914           700

The date shown next to the name of each funding option is the date money first came into the funding option through the Separate Account. The financial statements of Separate Account Ten and the financial statements of The Travelers Life and Annuity Company are contained in the SAI. Any funds not listed above were not yet available as of December 31, 2000.

* Fund's name has changed. Refer to prospectus for new name.

+ No longer available to new contract owners.

                                   APPENDIX C
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account,plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX D
--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Principal Underwriting Agreement
        Valuation of Assets
        Performance Information
        Federal Tax Considerations
        Independent Accountants
        Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 2001 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20668S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20669S.

Name:
--------------------------------------------------------------------------------
Address:
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                      THIS PAGE INTENTIONALLY LEFT BLANK.

L-20668                                                              May 1, 2001

                                     PART B

          Information Required in a Statement of Additional Information

                              TRAVELERS VINTAGE II

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 2001

                                       for

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 2001. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183-9061, or by calling 1-800-842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                TABLE OF CONTENTS

THE INSURANCE COMPANY ............................................        2

PRINCIPAL UNDERWRITER. ...........................................        2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT ................        2

VALUATION OF ASSETS ..............................................        2

PERFORMANCE INFORMATION ..........................................        3

FEDERAL TAX CONSIDERATIONS .......................................        8

INDEPENDENT ACCOUNTANTS ..........................................        11

FINANCIAL STATEMENTS .............................................        F-1

                              THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company"), is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, and its telephone number is (860) 277-0111.

         The Company is a wholly owned subsidiary of The Travelers Insurance Group Inc., an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate and Investment Bank, Global Investment Management and Private Banking, and Investment Activities segments.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

         The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Separate Account Nine meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Separate Account Nine are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.


                              PRINCIPAL UNDERWRITER

         Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Separate Account Nine and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Tower Square, Hartford, Connecticut. TDLLC is affiliated with the Company and Separate Account Nine.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

         Under the terms of the Distribution and Principal Underwriting Agreement among Separate Account Nine, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.


                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

     (a) = investment income plus capital gains and losses (whether realized or unrealized);
     (b) = any deduction for applicable taxes (presently zero); and
     (c) = the value of the assets of the funding option at the beginning of the valuation period.

         The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Funding Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit Value applicable to each Funding Option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                             PERFORMANCE INFORMATION

         From time to time, the Company may advertise several types of historical performance for the Funding Options of the Separate Account. The Company may advertise the "standardized average annual total returns" of the Funding Options available through the Separate Account, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "nonstandardized total returns," as described below:

         STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is allocated to the Funding Option, and then related to ending redeemable values over one-, five- and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets per contract sold under the Prospectus to which this SAI relates. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

         NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

         For Funding Options that were in existence before they became available under the Separate Account, the nonstandardized average annual total return quotations will reflect the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

         Average annual total returns for each of the Funding Options computed according to the standardized and nonstandardized methods for the period ending December 31, 2000 are set forth in the following tables.

                              TRAVELERS VINTAGE II
                 STANDARDIZED PERFORMANCE UPDATE AS OF 12/31/00

-----------------------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                                    1 Year        5 Years              10 Years (or inception)
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                          -25.95%          -             -14.30%               11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio Class B*                         -24.64%          -             -13.12%               11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund*                                 -26.54%          -             -9.93%                11/17/99
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund*                                        -5.17%           -             10.36%                11/8/99
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund*                                 -1.74%           -              2.05%                11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                                 -0.58%           -              0.72%                11/18/99
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio Class II*                                   -17.89%          -             -10.91%               11/8/99
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R) Portfolio - Service Class*           -15.53%          -             -3.03%                11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund-Class 2*                                   -24.42%          -             -7.19%                11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Aggressive Growth Portfolio-Service Class*         -             -            -100.00%                5/1/00
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                     -22.56%          -             -16.06%               11/26/99
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                      -27.68%          -              3.94%                11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                             -14.50%          -             -8.35%                11/18/99
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                              8.38%           -             11.02%                11/26/99
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                            5.43%           -              7.60%                11/10/99
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                     6.90%           -             20.73%                11/24/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                            5.91%           -             25.14%                11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                                -9.82%           -             -4.99%                11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio                        -30.99%          -             -15.11%               11/18/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                            -15.74%          -             -7.09%                11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                              3.34%           -             -0.64%                11/16/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Mid Cap Portfolio                                      8.05%           -             23.60%                11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Total Return Portfolio                                10.58%           -             13.92%                12/6/99
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Stock Portfolio                                           0.49%           -             -0.69%                11/24/99
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund-Class 2*                   -11.60%          -             -0.79%                11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Small Cap Stock Portfolio                    -7.51%           -              1.22%                11/24/99
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio                               -18.64%          -              9.43%                11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                    -22.72%          -             -10.17%               11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Portfolio                -6.81%           -             -6.07%                11/8/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                                 -16.74%          -             -13.85%               11/17/99
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio                                 -1.81%           -             -2.19%                11/12/99
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                          6.81%           -              6.02%                11/26/99
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                                -3.61%           -             -2.66%                11/8/99
-----------------------------------------------------------------------------------------------------------------------------------

The inception date used to calculate standardized performance is based on the date that the investment option became available in the product.

                              TRAVELERS VINTAGE II
                NONSTANDARDIZED PERFORMANCE UPDATE AS OF 12/31/00

--------------------------------------------------------------------------------------------------------------------
                                                                             CUMULATIVE RETURNS
--------------------------------------------------------------------------------------------------------------------
              ROLL-UP DEATH BENEFIT                        YTD         1 YR        3YR          5YR         10YR
--------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
--------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                -19.48%     -19.48%      33.24%      115.64%        -
--------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B*               -18.05%     -18.05%      55.36%      147.35%        -
--------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund-Class 2*               -20.11%     -20.11%      69.27%        -            -
--------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund-Class 2*                        2.87%       2.87%     112.24%      202.08%     534.80%
--------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund-Class 2*                 6.30%       6.30%      35.37%       95.17%     263.67%
--------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                         7.46%       7.46%      22.87%        -            -
--------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II*                      -10.71%     -10.71%      34.25%      114.47%        -
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R) Portfolio-Service Class*    -8.14%      -8.14%      43.72%      109.64%        -
--------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund-Class 2*                         -17.81%     -17.81%       -            -            -
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio-Service          -32.83%     -32.83%      97.09%      132.38%        -
Shares*
--------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                           -15.79%     -15.79%      43.14%        -            -
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                            -21.36%     -21.36%      81.03%        -            -
--------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                    -7.03%      -7.03%       -            -            -
--------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                    16.43%      16.43%       -            -            -
--------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                  13.48%      13.48%       -            -            -
--------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund           14.95%      14.95%       -            -            -
--------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                  13.95%      13.95%       -            -            -
--------------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                       -1.94%      -1.94%      28.12%       88.27%        -
--------------------------------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio              -24.96%     -24.96%      29.96%       52.31%        -
--------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                   -8.38%      -8.38%        -            -           -
--------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                    11.38%      11.38%      18.67%       74.48%        -
--------------------------------------------------------------------------------------------------------------------
Smith Barney Mid Cap Portfolio                            16.09%      16.09%        -            -           -
--------------------------------------------------------------------------------------------------------------------
Smith Barney Total Return Portfolio                       18.63%      18.63%      47.31%      109.28%        -
--------------------------------------------------------------------------------------------------------------------
Strategic Stock Portfolio                                  8.53%       8.53%       -            -            -
--------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund-Class 2*          -3.87%      -3.87%      25.18%       71.31%        -
--------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Small Cap Stock Portfolio            0.54%       0.54%       -            -            -
--------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio                     -11.53%     -11.53%     141.15%      228.48%        -
--------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                          -15.96%     -15.96%      28.38%       96.76%        -
--------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
--------------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Portfolio        1.23%       1.23%       6.23%       23.91%        -
--------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                        -9.46%      -9.46%      -9.54%       12.96%        -
--------------------------------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio                         6.24%       6.24%       9.18%       19.65%        -
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                AVERAGE ANNUAL RETURNS                       CALENDAR YEAR RETURNS
-----------------------------------------------------------------------------------------------------------------------------------
              ROLL-UP DEATH BENEFIT                   3YR        5YR      10YR         Inception          1999       1998      1997
-----------------------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                            10.03%     16.59%    -        6/20/94    18.26%     30.23%     27.07%   27.04%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B*           15.80%     19.83%    -        6/26/92    18.42%     30.12%     45.70%   31.80%
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund-Class 2*           19.16%      -        -        4/30/97    17.61%     67.10%      26.80%    -
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund-Class 2*                  28.48%     24.72%   20.28%    2/8/84     16.85%     54.89%     33.20%   27.84%
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund-Class 2*           10.61%     14.29%   13.77%    2/28/85    13.20%      9.50%     16.29%   23.64%
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                    7.10%      -        -        8/30/96    14.19%      3.31%     10.68%   30.29%
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II*                  10.31%     16.47%    -       11/30/91    15.60%     18.74%     26.62%   31.38%
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R) Portfolio-Service      12.84%     15.94%    -        1/31/95    19.89%     22.26%     27.97%   22.21%
Class*
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund-Class 2*                       -         -        -        5/1/98      9.95%     71.69%       -         -
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio-Service      25.35%     18.35%    -        9/13/93    20.59%    121.94%     32.19%   10.93%
Shares*
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                       12.69%      -        -        8/30/96    16.79%     27.33%     33.49%   21.55%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                        21.85%      -        -        8/30/96    20.88%     74.07%     32.24%   19.27%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                 -         -        -        3/23/98     6.30%     21.78%       -         -
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                 -         -        -        2/17/98    18.52%     20.21%       -         -
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund               -         -        -        2/17/98    11.33%      9.94%       -         -
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund        -         -        -        11/1/99    32.95%      -           -         -
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio               -         -        -        11/1/99    31.39%      -           -         -
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                   8.60%     13.47%    -       10/16/91    11.29%     11.39%     17.30%   24.47%
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio           9.12%      8.77%    -        6/20/94     7.36%     65.17%      4.85%    1.12%
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                -         -        -        5/1/98     15.10%     28.83%       -         -
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                5.87%     11.76%    -        6/20/94    13.13%     -1.47%      8.14%   24.68%
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Mid Cap Portfolio                         -         -        -        11/1/99    29.66%      -           -         -
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Total Return Portfolio                  13.77%     15.90%    -        12/3/93    15.68%     20.16%      3.35%   15.05%
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Stock Portfolio                              -         -        -        5/1/98      1.73%      3.35%       -         -
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund-Class 2*      7.77%     11.35%    -        5/1/92     11.32%     21.34%      7.32%   12.00%
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Small Cap Stock Portfolio        -         -        -        5/1/98      1.83%     18.56%       -         -
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio                 34.06%     26.82%    -        7/3/95     27.57%    101.26%     35.43%   18.59%
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                       8.68%     14.48%    -        6/21/94    16.18%     24.00%     23.20%   26.63%
-----------------------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income             2.03%      4.38%    -       10/16/91     4.61%      0.16%      4.77%    6.47%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                   -3.28%      2.47%    -        6/22/94     4.17%      1.02%     -1.10%   12.10%
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio                    2.97%      3.65%    -        6/28/94     4.81%     -0.66%      3.46%    8.04%
-----------------------------------------------------------------------------------------------------------------------------------

                              TRAVELERS VINTAGE II
  NONSTANDARDIZED PERFORMANCE UPDATE AS OF 12/31/00 (CONT'D FROM PREVIOUS PAGE)


-----------------------------------------------------------------------------------------------------------------
                                                                             CUMULATIVE RETURNS
-----------------------------------------------------------------------------------------------------------------
              ROLL-UP DEATH BENEFIT                        YTD         1 YR          3YR         5YR       10YR
-----------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                14.85%      14.85%       27.61%      71.67%       -
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                        4.43%       4.43%       11.42%      19.14%       -
-----------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio - 7 Day Yield          4.63%       This yield quotation more closely reflects the
                                                                       current earnings of this fund.

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                                                            AVERAGE ANNUAL RETURNS                       CALENDAR YEAR RETURNS
-----------------------------------------------------------------------------------------------------------------------------------
              ROLL-UP DEATH BENEFIT                      3YR     5YR      10YR          Inception         1999       1998     1997
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                              8.46%   11.40%      -      6/20/94     11.82%     1.06%      9.95%   19.33%
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                     3.67%    3.56%      -      6/20/94      3.52%     3.15%      3.43%    3.47%
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio - 7 Day Yield          This yield quotation more closely reflects the
                                                           current earnings of this fund.


The inception date is the date that the underlying fund commenced operations. *These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

                           FEDERAL TAX CONSIDERATIONS

         The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS
         Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity, attains age 70-1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70-1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS
         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are generally includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

         If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

         Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

         In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES
         To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

         The Code provides for the purchase of a Simplified Employee Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $35,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

         Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS
         Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

         Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59-1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS
         Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

         Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

         The contract includes an optional death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the contract in connection with such plans should consult their tax adviser.

SECTION 403(b) PLANS
         Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code.

         The contract includes an optional death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING
         The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

      There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

      (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

      (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70-1/2 or as otherwise required by law, or

      (d)   the distribution is a hardship distribution.

         A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

     To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR)

     The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2001, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,150 or less per year, will generally be exempt from periodic withholding.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.


                             INDEPENDENT ACCOUNTANTS

         The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, included herein, and the financial statements of The Travelers Separate Account Nine for Variable Annuities as of December 31, 2000 and for the period from February 14, 2000 to December 31, 2000, also included herein, have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
Hartford, Connecticut
January 16, 2001

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ in millions)




FOR THE YEAR ENDED DECEMBER 31,                             2000     1999      1998
                                                            ----     ----      ----
REVENUES
Premiums                                                  $1,966    $1,728    $1,727
Net investment income                                      2,730     2,506     2,185
Realized investment gains (losses)                           (77)      113       149
Fee income                                                   505       432       370
Other revenues                                               130        89        70
------------------------------------------------------------------------------------
   Total Revenues                                          5,254     4,868     4,501
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                      1,752     1,505     1,462
Interest credited to contractholders                       1,038       937       876
Amortization of deferred acquisition costs                   347       315       275
General and administrative expenses                          463       519       505
------------------------------------------------------------------------------------
   Total Benefits and Expenses                             3,600     3,276     3,118
------------------------------------------------------------------------------------

Income before federal income taxes                         1,654     1,592     1,383
------------------------------------------------------------------------------------

Federal income taxes
   Current                                                   462       409       442
   Deferred                                                   89       136        39
------------------------------------------------------------------------------------
   Total Federal Income Taxes                                551       545       481
------------------------------------------------------------------------------------
Net income                                                $1,103    $1,047      $902
====================================================================================


                   See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ in millions)



DECEMBER 31,                                                        2000      1999
-------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value
    (including $1,494 at December 31, 2000 subject
    to securities lending agreements)                              $26,812  $23,866
Equity securities, at fair value                                       592      784
Mortgage loans                                                       2,187    2,285
Real estate held for sale                                               31      236
Policy loans                                                         1,249    1,258
Short-term securities                                                2,136    1,283
Trading securities, at fair value                                    1,870    1,678
Other invested assets                                                2,356    2,098
-------------------------------------------------------------------------------------
   Total Investments                                                37,233   33,488
-------------------------------------------------------------------------------------
Cash                                                                   150       85
Investment income accrued                                              442      395
Premium balances receivable                                             97      109
Reinsurance recoverables                                             3,977    3,234
Deferred acquisition costs                                           2,989    2,688
Separate and variable accounts                                      24,006   22,199
Other assets                                                         1,399    1,333
-------------------------------------------------------------------------------------
   Total Assets                                                    $70,293  $63,531
-------------------------------------------------------------------------------------
LIABILITIES
Contractholder funds                                               $19,394  $17,567
Future policy benefits and claims                                   13,300   12,563
Separate and variable accounts                                      23,994   22,194
Deferred federal income taxes                                          284       23
Trading securities sold not yet purchased, at fair value             1,109    1,098
Other liabilities                                                    3,818    2,466
-------------------------------------------------------------------------------------
   Total Liabilities                                                61,899   55,911
-------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                               100      100
Additional paid-in capital                                           3,848    3,819
Retained earnings                                                    4,342    4,099
Accumulated other changes in equity from non-owner sources             104     (398)
-------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,394    7,620
-------------------------------------------------------------------------------------
   Total Liabilities and Shareholder's Equity                      $70,293  $63,531
=====================================================================================


                   See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ in millions)



STATEMENTS OF CHANGES IN RETAINED EARNINGS           2000        1999         1998
------------------------------------------------------------------------------------
Balance, beginning of year                         $ 4,099      $ 3,602      $2,810
Net income                                           1,103        1,047         902
Dividends to parent                                    860          550         110
------------------------------------------------------------------------------------
Balance, end of year                               $ 4,342      $ 4,099      $3,602
====================================================================================

STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Balance, beginning of year                         $  (398)     $   598      $  535
Unrealized gains (losses), net of tax                  502         (996)         62
Foreign currency translation, net of tax                 0            0           1
------------------------------------------------------------------------------------
Balance, end of year                               $   104      $  (398)     $  598
====================================================================================

SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Net Income                                         $ 1,103      $ 1,047      $  902
Other changes in equity from non-owner sources         502         (996)         63
------------------------------------------------------------------------------------
Total changes in equity from non-owner sources     $ 1,605      $    51      $  965
====================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ in millions)



FOR THE YEAR ENDED DECEMBER 31,                               2000          1999          1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                       $  1,986      $  1,715      $  1,763
   Net investment income received                              2,489         2,365         2,021
   Other revenues received                                       865           537           419
   Benefits and claims paid                                   (1,193)       (1,094)       (1,127)
   Interest credited to contractholders                       (1,046)         (958)         (918)
   Operating expenses paid                                      (970)       (1,013)         (751)
   Income taxes paid                                            (490)         (393)         (506)
   Trading account investments purchases, net                   (143)          (80)          (38)
   Other                                                        (258)         (104)           12
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities                1,240           975           875
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                         4,257         4,103         2,608
      Mortgage loans                                             380           662           722
   Proceeds from sales of investments
      Fixed maturities                                        10,840        12,562        13,390
      Equity securities                                          397           100           212
      Real estate held for sale                                  244           219            53
   Purchases of investments
      Fixed maturities                                       (17,836)      (18,129)      (18,072)
      Equity securities                                           (7)         (309)         (194)
      Mortgage loans                                            (264)         (470)         (457)
   Policy loans, net                                               9           599            15
   Short-term securities (purchases) sales, net                 (810)          316          (495)
   Other investments purchases, net                             (461)         (413)         (550)
   Securities transactions in course of settlement, net          944          (463)          192
-------------------------------------------------------------------------------------------------
   Net Cash Used in Investing Activities                      (2,307)       (1,223)       (2,576)
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                                6,022         5,764         4,383
   Contractholder fund withdrawals                            (4,030)       (4,946)       (2,565)
   Dividends to parent company                                  (860)         (550)         (110)
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                1,132           268         1,708
-------------------------------------------------------------------------------------------------
Net increase in cash                                              65            20             7
Cash at December 31, previous year                                85            65            58
-------------------------------------------------------------------------------------------------
Cash at December 31, current year                           $    150      $     85      $     65
=================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   BASIS OF PRESENTATION

   The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of The Travelers Insurance Group Inc.
   (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated.

   The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform to the 2000 presentation.

   ACCOUNTING CHANGES

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125" (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of FAS 125 are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. It is not expected that there will be a significant effect on the Company's results of operations, financial condition or liquidity relating to a change in consolidation status for existing qualifying SPEs under FAS 140. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires
   (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The change in accounting for collateral did not have a significant effect on the Company's results of operations, financial condition or liquidity. See Note 4.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

   During the third quarter of 1998, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' (AcSEC) Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, results of operations or liquidity.

   ACCOUNTING POLICIES

   INVESTMENTS
   Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

   Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2000 and 1999.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2000 and 1999.

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 14.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts, interest rate swaps, currency swaps and equity swaps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is generally used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment. Derivatives that do not qualify for hedge accounting are marked to market with changes in market value reflected in the consolidated statement of income.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity. Interest rate, currency options and currency swaps hedging liabilities are off-balance sheet.

   Gains and losses arising from equity index options are marked to market with changes in market value reflected in realized investment gains (losses).

   Forward contracts, interest rate options and equity swaps were not significant at December 31, 2000 and 1999. Information concerning derivative financial instruments is included in Note 12.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   DEFERRED ACQUISITION COSTS

   Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20-year amortization period is used; for long-term care insurance, a 10 to 20-year period is used, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

   VALUE OF INSURANCE IN FORCE

   The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2000 and 1999 was $170 million and $215 million, respectively.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill, which is included in other assets, represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $294 million and $404 million at December 31, 2000 and 1999, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill is unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

   FUTURE POLICY BENEFITS

   Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   OTHER LIABILITIES

   Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2000 and 1999, the Company had a liability of $22.5 million and $21.9 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $3.4 million and $4.7 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners
   (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of presently permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. The State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. Massachusetts and other states have addressed compliance with the revised Manual in a similar manner. The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   OTHER REVENUES

   Other revenues include management fees for variable annuity separate accounts; surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts; and revenues of non-insurance subsidiaries.

   CURRENT AND FUTURE INSURANCE BENEFITS

   Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

   STOCK-BASED COMPENSATION

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," (APB 25) and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). See note 14. The Company accounts for its stock-based non-employee compensation plans at fair value.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS
   133). In June 1999, the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS 137), which allows entities that have not yet adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133," which amends the accounting and reporting standards of FAS 133. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000. The Company will adopt FAS 133, as amended, as of January 1, 2001.

   The Company has determined that the cumulative effect of FAS 133, as amended, will not be significant. The Company does, however, anticipate a significant and continuing increase in the complexity of the accounting and the recordkeeping requirements for hedging activities and for insurance-related contracts and may make changes to its risk management strategies. The Company does not expect that FAS 133, as amended, will have a significant impact on its results of operations, financial condition or liquidity in future periods.


2. BUSINESS DISPOSITION

   Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. Earned premiums were $138 million, $230 million and $200 million in 2000, 1999 and 1998, respectively.

3. OPERATING SEGMENTS

   The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

   The TRAVELERS LIFE & ANNUITY business segment consolidates primarily the business of TIC and TLAC. Travelers Life & Annuity core offerings include individual annuity, group annuity, individual life and corporate owned life insurance (COLI) insurance products distributed by TIC and TLAC under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts, payout annuities, group annuities to employer-sponsored retirement and savings plans and structured finance transactions.

   The PRIMERICA LIFE INSURANCE business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 87,000 full and part-time licensed Personal Financial Analysts.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

   BUSINESS SEGMENT INFORMATION:

   ----------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE      PRIMERICA LIFE
    2000 ($ in millions)                                      & ANNUITY            INSURANCE           TOTAL
   ----------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   860              $1,106          $ 1,966
       Deposits                                                 11,536                  --           11,536
                                                               -------              ------          -------
    Total business volume                                      $12,396              $1,106          $13,502
    Net investment income                                        2,450                 280            2,730
    Interest credited to contractholders                         1,038                  --            1,038
    Amortization of deferred acquisition costs                     166                 181              347
    Total expenditures for deferred acquisition costs              376                 272              648
    Federal income taxes on Operating Income                       381                 197              578
    Operating Income (excludes realized gains or
        losses and the related FIT)                            $   777              $  376          $ 1,153
    Segment Assets                                             $62,771              $7,522          $70,293
   ----------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE     PRIMERICA LIFE
    1999 ($ in millions)                                      & ANNUITY          INSURANCE            TOTAL
    ---------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   656             $1,072             $ 1,728
       Deposits                                                 10,639                 --              10,639
                                                               -------             ------             -------
    Total business volume                                      $11,295             $1,072             $12,367
    Net investment income                                        2,249                257               2,506
    Interest credited to contractholders                           937                 --                 937
    Amortization of deferred acquisition costs                     127                188                 315
    Total expenditures for deferred acquisition costs              430                256                 686
    Federal income taxes on Operating Income                       319                186                 505
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   619             $  355             $   974
    Segment Assets                                             $56,615             $6,916             $63,531
    ---------------------------------------------------------------------------------------------------------

                    THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   -----------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE  PRIMERICA LIFE
   1998 ($ in millions)                                       & ANNUITY       INSURANCE          TOTAL
   -----------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   670          $1,057          $ 1,727
       Deposits                                                  7,437              --            7,437
                                                               -------          ------          -------
    Total business volume                                      $ 8,107          $1,057          $ 9,164
    Net investment income                                        1,965             220            2,185
    Interest credited to contractholders                           876              --              876
    Amortization of deferred acquisition costs                      88             187              275
    Total expenditures for deferred acquisition costs              319             247              566
    Federal income taxes on Operating Income                       260             170              430
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   493          $  312          $   805
    Segment Assets                                             $49,646          $6,902          $56,548
   -----------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    -------------------------------------------------------------------------------------------
    BUSINESS SEGMENT RECONCILIATION:
    ($ in millions)
    -------------------------------------------------------------------------------------------

    REVENUES                                            2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total business volume                             $ 13,502        $ 12,367        $  9,164
    Net investment income                                2,730           2,506           2,185
    Realized investment gains (losses)                     (77)            113             149
    Other revenues, including fee income                   635             521             440
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total revenues                                $  5,254        $  4,868        $  4,501
    ===========================================================================================

    OPERATING INCOME                                    2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total operating income of business segments       $  1,153        $    974        $    805
    Realized investment gains (losses), net of tax         (50)             73              97
    -------------------------------------------------------------------------------------------
        Income from continuing operations             $  1,103        $  1,047        $    902
    ===========================================================================================

    ASSETS                                              2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total assets of business segments                 $ 70,293        $ 63,531        $ 56,548
    ===========================================================================================

    BUSINESS VOLUME AND REVENUES                          2000            1999            1998
    -------------------------------------------------------------------------------------------
    Individual Annuities                              $  7,101        $  5,816        $  4,326
    Group Annuities                                      6,563           6,572           4,942
    Individual Life and Health Insurance                 2,445           2,424           2,257
    Other (a)                                              681             695             413
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total Revenue                                 $  5,254        $  4,868        $  4,501
    ===========================================================================================

   (a) Other represents revenue attributable to unallocated capital and run-off businesses.


   The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

   The Company had no transactions with a single customer representing 10% or more of its revenue.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. INVESTMENTS

   FIXED MATURITIES

   The amortized cost and fair value of investments in fixed maturities were as follows:

      -----------------------------------------------------------------------------------------------------------
                                                                          GROSS          GROSS
      DECEMBER 31, 2000                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
      ($ in millions)                                       COST           GAINS         LOSSES         VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                 $ 5,492          $169          $ 34          $ 5,627
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                           1,141            71             5            1,207
         Obligations of states, municipalities
         and political subdivisions                           168            14             1              181
         Debt securities issued by foreign
         governments                                          761            18            14              765
         All other corporate bonds                         14,575           269           253           14,591
         Other debt securities                              4,217            87            59            4,245
         Redeemable preferred stock                           201            14            19              196
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                      $26,555          $642          $385          $26,812
      -----------------------------------------------------------------------------------------------------------

                                                                             GROSS        GROSS
      DECEMBER 31, 1999                                    AMORTIZED      UNREALIZED    UNREALIZED        FAIR
      ($ in millions)                                        COST            GAINS        LOSSES          VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                   $ 5,081          $ 22          $224          $ 4,879
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                             1,032            14            53              993
         Obligations of states, municipalities and
         political subdivisions                                 214            --            31              183
         Debt securities issued by foreign
         governments                                            811            35            10              836
         All other corporate bonds                           13,938            69           384           13,623
         Other debt securities                                3,319            30            99            3,250
         Redeemable preferred stock                             105             4             7              102
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                        $24,500          $174          $808          $23,866
      -----------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Proceeds from sales of fixed maturities classified as available for sale were $10.8 billion, $12.6 billion and $13.4 billion in 2000, 1999 and 1998, respectively. Gross gains of $213 million, $200 million and $314 million and gross losses of $432 million, $223 million and $203 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion at December 31, 2000 and 1999.

   The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      --------------------------------------------------------------------------
                                                    AMORTIZED
      ($ in millions)                                  COST          FAIR VALUE
      --------------------------------------------------------------------------
      MATURITY:
         Due in one year or less                     $ 1,556          $ 1,545
         Due after 1 year through 5 years              7,789            7,839
         Due after 5 years through 10 years            5,606            5,640
         Due after 10 years                            6,112            6,161
                                                     ------------------------
                                                      21,063           21,185
                                                     ------------------------
         Mortgage-backed securities                    5,492            5,627
      --------------------------------------------------------------------------
            Total Maturity                           $26,555          $26,812
      --------------------------------------------------------------------------


   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 2000 and 1999, the Company held CMOs classified as available for sale with a fair value of $4.4 billion and $3.8 billion, respectively. Approximately 49% and 52%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2000 and 1999. In addition, the Company held $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2000 and 1999. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in a short-term investment pool. See Note 14. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2000 and 1999, the Company held collateral of $1.5 billion and $561.1 million, respectively.

   EQUITY SECURITIES

   The cost and fair values of investments in equity securities were as follows:

      ------------------------------------------------------------------------------------------
                                                              GROSS          GROSS
      EQUITY SECURITIES:                                    UNREALIZED     UNREALIZED     FAIR
      ($ in millions)                             COST         GAINS         LOSSES       VALUE
      ------------------------------------------------------------------------------------------
      DECEMBER 31, 2000
         Common stocks                            $139          $ 11          $25          $125
         Non-redeemable preferred stocks           492             7           32           467
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $631          $ 18          $57          $592
      ------------------------------------------------------------------------------------------

      DECEMBER 31, 1999
         Common stocks                            $195          $123          $ 4          $314
         Non-redeemable preferred stocks           496            15           41           470
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $691          $138          $45          $784
      ------------------------------------------------------------------------------------------

   Proceeds from sales of equity securities were $397 million, $100 million and $212 million in 2000, 1999 and 1998, respectively. Gross gains of $107 million, $15 million and $30 million and gross losses of $16 million, $8 million and $24 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   MORTGAGE LOANS AND REAL ESTATE HELD FOR SALE

   At December 31, 2000 and 1999, the Company's mortgage loan and real estate held for sale portfolios consisted of the following:

      --------------------------------------------------------------------------------------
      ($ in millions)                                                 2000            1999
      --------------------------------------------------------------------------------------
      Current Mortgage Loans                                         $2,144          $2,228
      Underperforming Mortgage Loans                                     43              57
                                                                     ----------------------
         Total Mortgage Loans                                         2,187           2,285
                                                                     ----------------------

      Real Estate Held For Sale - Foreclosed                             18             223
      Real Estate Held For Sale - Investment                             13              13
      --------------------------------------------------------------------------------------
         Total Real Estate                                               31             236
      --------------------------------------------------------------------------------------
         Total Mortgage Loans and Real Estate Held for Sale          $2,218          $2,521
      ======================================================================================

   Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)
   Aggregate annual maturities on mortgage loans at December 31, 2000 are as follows:

      ---------------------------------------------
      YEAR ENDING DECEMBER 31,
      ($ in millions)
      ---------------------------------------------
      Past Maturity                         $   32
      2001                                     259
      2002                                     152
      2003                                     172
      2004                                     167
      2005                                     124
      Thereafter                             1,281
      ---------------------------------------------
         Total                              $2,187
      ---------------------------------------------

   TRADING SECURITIES

   Trading securities of the Company are held in Tribeca Investments LLC. See
   Note 12.

      -------------------------------------------------------------------------
      ($ in millions)                                     2000           1999
      -------------------------------------------------------------------------
      TRADING SECURITIES OWNED

      Convertible bond arbitrage                         $1,474          $1,045
      Merger arbitrage                                      309             421
      Other                                                  87             212
      -------------------------------------------------------------------------
         Total                                           $1,870          $1,678
      -------------------------------------------------------------------------

      TRADING SECURITIES SOLD NOT YET PURCHASED

      Convertible bond arbitrage                         $  845          $  799
      Merger arbitrage                                      205             299
      Other                                                  59              --
      -------------------------------------------------------------------------
         Total                                           $1,109          $1,098
      -------------------------------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

   OTHER INVESTED ASSETS
   Other invested assets are composed of the following:

      ------------------------------------------------------------------------
      ($ in millions)                                    2000           1999
      ------------------------------------------------------------------------
      Investment in Citigroup preferred stock          $  987          $  987
      Partnership investments                             807             592
      Real estate joint ventures                          535             502
      Other                                                27              17
      ------------------------------------------------------------------------
      Total                                            $2,356          $2,098
      ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONCENTRATIONS

   At December 31, 2000 and 1999, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 14.

   The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 14.

   The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

      --------------------------------------------------
      ($ in millions)                  2000      1999
      --------------------------------------------------
      Electric Utilities              $2,244    $1,653
      Banking                          2,078     1,906
      Finance                          1,836     1,571
      --------------------------------------------------

   The Company held investments in foreign banks in the amount of $1,082 million and $1,012 million at December 31, 2000 and 1999, respectively, which are included in the table above. Below investment grade assets included in the preceding table were not significant.

   Included in fixed maturities are below investment grade assets totaling $2.0 billion and $2.2 billion at December 31, 2000 and 1999, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

   Mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state. Also, there is no significant mortgage loan investment in a particular property type.

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   NON-INCOME PRODUCING INVESTMENTS

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   RESTRUCTURED INVESTMENTS

   The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2000 and 1999. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2000 and in 1999. Interest on these assets, included in net investment income, was also insignificant in 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   NET INVESTMENT INCOME

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $2,061    $1,806     $1,598
         Mortgage loans                           223       235        295
         Trading                                  208       141         43
         Joint ventures and partnerships          150       141         74
         Other, including policy loans            237       287        240
      ---------------------------------------------------------------------
      Total Gross Investment Income             2,879     2,610      2,250
      ---------------------------------------------------------------------
      Investment expenses                         149       104         65
      ---------------------------------------------------------------------
      Net Investment Income                    $2,730    $2,506     $2,185
      ---------------------------------------------------------------------

   REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

   Net realized investment gains (losses) for the periods were as follows:

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      REALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                      $(219)       $(23)     $111
         Equity securities                        91           7         6
         Mortgage loans                           27          29        21
         Real estate held for sale                25         108        16
         Other                                    (1)         (8)       (5)
      ---------------------------------------------------------------------
                Total Realized Investment
                  Gains (Losses)               $ (77)       $113      $149
      ---------------------------------------------------------------------

   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:

      ---------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                             2000             1999             1998
      ($ in millions)
      ---------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                        $ 891           $(1,554)          $    91
         Equity securities                                        (132)               49                13
         Other                                                      14               (30)             (169)
      ---------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)             773            (1,535)              (65)
      ---------------------------------------------------------------------------------------------------

         Related taxes                                             271              (539)              (20)
      ---------------------------------------------------------------------------------------------------
         Change in unrealized investment gains (losses)            502              (996)              (45)
         Transferred to paid in capital, net of tax                 --                --              (585)
         Balance beginning of year                                (398)              598             1,228
      ---------------------------------------------------------------------------------------------------
            Balance End of Year                                  $ 104           $  (398)          $   598
      ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In 1998 Citigroup common stock owned by the Company was converted to Citigroup preferred stock. The balance of unrealized appreciation on the common stock was transferred to additional paid in capital.

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock.


5. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $252.5 billion and $222.5 billion at December 31, 2000 and 1999.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

      WRITTEN PREMIUMS                          2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,634    $2,274     $2,310
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (195)     (206)      (242)
         Non-affiliated companies               (465)     (322)      (317)
     ----------------------------------------------------------------------
      Total Net Written Premiums               $1,974    $1,746     $1,751
     ======================================================================

      EARNED PREMIUMS                           2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,644    $2,248     $2,286
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (216)     (193)      (251)
         Non-affiliated companies               (462)     (327)      (308)
     ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,966    $1,728     $1,727
     ======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 2000 and 1999 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                  2000      1999
     -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $2,024    $1,221
      Property-Casualty Business:
         Affiliated companies                   1,953     2,013
     -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,977    $3,234
     ===========================================================

   Reinsurance recoverables include $820 million from General Electric Capital Assurance Company at December 31, 2000, related to the July 1, 2000 indemnity reinsurance transaction. Reinsurance recoverables also include $539 million and $569 million, from The Metropolitan Life Insurance Company as of December 31, 2000 and 1999, respectively.

6. DEPOSIT FUNDS AND RESERVES

   At December 31, 2000 and 1999, the Company had $29.7 billion and $27.0 billion of life and annuity deposit funds and reserves, respectively. Of that total, $16.4 billion and $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $13.3 billion and $13.2 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $2.9 billion and $2.1 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $4.9 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.5% and 4.6%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.5 billion and $6.2 billion of liabilities are surrenderable without charge. More than 10.5% and 12.7% of these relate to individual life products for 2000 and 1999, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.


7. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC has issued commercial paper directly to investors in prior years. No commercial paper was outstanding at December 31, 2000 or December 31, 1999. TIC must maintain bank lines of credit at least equal to the amount of the outstanding commercial paper. Citigroup and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to Citigroup or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in June 2001. At December 31, 2000 and 1999, no credit under this agreement was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 2000, the Company was in compliance with these provisions. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a contractually negotiated margin.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


8. FEDERAL INCOME TAXES

      EFFECTIVE TAX RATE

      ($ in millions)
      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000            1999            1998
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes        $ 1,654         $ 1,592         $ 1,383
      Statutory Tax Rate                             35%             35%             35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                 579             557             484
      Tax Effect of:
         Non-taxable investment income              (19)            (19)             (5)
         Other, net                                  (9)              7               2
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================
      Effective Tax Rate                             33%             34%             35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES
      Current:
         United States                          $   429         $   377         $   418
         Foreign                                     33              32              24
      ----------------------------------------------------------------------------------
         Total                                      462             409             442
      ----------------------------------------------------------------------------------
      Deferred:
         United States                               96             143              40
         Foreign                                     (7)             (7)             (1)
      ----------------------------------------------------------------------------------
         Total                                       89             136              39
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================

   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2000, 1999 and 1998 were $24 million, $17 million and $17 million, respectively.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 2000 and 1999 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ------------------------------------------------------------------------------------------
      ($ in millions)                                                       2000          1999
      ------------------------------------------------------------------------------------------
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                          $   667        $ 645
         Operating lease reserves                                              66           70
         Investments, net                                                      --           11
         Other employee benefits                                              102          106
         Other                                                                139          142
      ------------------------------------------------------------------------------------------
            Total                                                             974          974
      ------------------------------------------------------------------------------------------

      Deferred Tax Liabilities:
         Deferred acquisition costs and value of insurance in force          (843)        (773)
         Investments, net                                                    (308)          --
         Other                                                               (107)        (124)
      ------------------------------------------------------------------------------------------
            Total                                                          (1,258)        (897)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax (Liability) Asset Before Valuation Allowance          (284)          77
      Valuation Allowance for Deferred Tax Assets                               0         (100)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance                $  (284)       $ (23)
      ------------------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The elimination of the valuation allowance for deferred tax assets in 2000 resulted from an analysis of the availability of capital gains to offset capital losses. In management's opinion, there will be adequate capital gains to make realization of existing capital losses more likely than not. The reduction in the valuation allowance was recognized by reducing goodwill.

   At December 31, 2000, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9. SHAREHOLDER'S EQUITY

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $981 million, $890 million and $702 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   The Company's statutory capital and surplus was $5.16 billion and $5.03 billion at December 31, 2000 and 1999, respectively.

   Effective January 1, 2001, the Company will prepare its statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $984 million is available by the end of the year 2001 for such dividends without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk-based capital levels. The Company was in compliance with these covenants at December 31, 2000 and 1999. The Company paid dividends of $860 million, $550 million and $110 million in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9.   SHAREHOLDER'S EQUITY (CONTINUED)

Accumulated Other Changes in Equity from Non-Owner Sources, Net of Tax
--------------------------------------------------------------------------------

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:
--------------------------------------------------------------------------------

                                                              NET UNREALIZED       FOREIGN            ACCUMULATED OTHER
                                                              GAIN (LOSS) ON       CURRENCY           CHANGES IN EQUITY
                                                              INVESTMENT           TRANSLATION        FROM  NON-OWNER
($ in millions)                                               SECURITIES           ADJUSTMENTS        SOURCES
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, JANUARY 1, 1998                                             $545                $(10)                  $535
Unrealized gains on investment securities,
     Net of tax of $85                                                159                   -                    159
Less: reclassification adjustment for gains
     Included in net income, net of tax of $52                         97                   -                     97
Foreign currency translation adjustment,
     Net of tax of $2                                                   -                   1                      1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                  62                   1                     63
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                                            607                  (9)                   598
Unrealized losses on investment securities,
     Net of tax of $497                                              (923)                  -                   (923)
Less: reclassification adjustment for gains
     Included in net income, net of tax of $40                         73                   -                     73
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                (996)                  -                    (996)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                                           (389)                 (9)                   (398)
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain on investment securities,
     Net of tax of $297                                               551                   -                     551
Less: reclassification adjustment for losses
     Included in net income, net of tax of $(27)                      (50)                  -                     (50)
Foreign currency translation adjustment,
     Net of tax of $1                                                   -                   1                       1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                 501                   1                     502
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                                            112                  (8)                    104
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.  BENEFIT PLANS

     Pension and Other Postretirement Benefits
     -----------------------------------------

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2000, 1999 and 1998.

     401(k) Savings Plan
     -------------------

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2000, 1999 and 1998.


11.  LEASES

     Most leasing functions for TIGI and its subsidiaries are administered by Travelers Property Casualty Corp. (TPC). Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $30 million, and $24 million in 2000, 1999 and 1998, respectively.

--------------------------------------------------------------------------------
        YEAR ENDING DECEMBER 31,                              MINIMUM OPERATING
        ($ in millions)                                        RENTAL PAYMENTS
--------------------------------------------------------------------------------

        2001                                                       $49
        2002                                                        48
        2003                                                        47
        2004                                                        43
        2005                                                        41
        Thereafter                                                 283
--------------------------------------------------------------------------------
        Total Rental Payments                                     $511
--------------------------------------------------------------------------------


     Future sublease rental income of approximately $90 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $182 million, by an affiliate. Minimum future capital lease payments are not significant.

     The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


12.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments
     --------------------------------

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, currency swaps, equity swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company, through Tribeca Investments LLC, a subsidiary that is a broker/dealer, holds and issues derivative instruments for trading purposes. All of these derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 2000 and 1999, the Company held financial futures contracts with notional amounts of $493 million and $255 million, respectively. These financial futures had no deferred gain or deferred loss in 2000, and a deferred gain of $1.8 million and a deferred loss of $.5 million in 1999. Total gains of $6.9 million from financial futures were deferred at December 31, 1999, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. There were no deferred amounts at December 31, 2000. At December 31, 2000 and 1999, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held interest rate swap contracts with notional amounts of $1,904 million and $1,498 million, respectively. The fair value of these financial instruments was $8.4 million (gain position) and $21.2 million (loss position) at December 31, 2000 and was $25.1 million (gain position) and $26.3 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with corresponding funding agreements issued in foreign currencies. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon the prevailing foreign exchange rate. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held currency swap contracts with notional amounts of $974.0 million and $732.7 million, respectively. The fair value of these financial instruments was $1.0 million (gain position) and $144.3 million (loss position) at December 31, 2000, respectively, and $59.0 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     At December 31, 2000 and 1999, the Company held interest rate, currency and equity swap contracts with affiliate counterparties with a notional amount of $168.7 million and $207.5 million, respectively, and a fair value of $8.3 million (gain position) and $22.6 million (loss position), respectively.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 2000 and 1999, the Company held equity options with notional amounts of $462.3 million and $275.4 million, respectively. The fair value of these financial instruments was $14.4 million (gain position) and $32.6 million (gain position) at December 31, 2000 and 1999, respectively. The fair value of these contracts represents the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 2000 and 1999.

     The off-balance sheet risk of derivative instruments held for trading purposes was not significant at December 31, 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 2000 and 1999. The Company had unfunded commitments to partnerships with a value of $491.2 million and $459.8 million at December 31, 2000 and 1999, respectively.

     Fair Value of Certain Financial Instruments
     -------------------------------------------
     The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments", and therefore are not included in the amounts discussed.

     At December 31, 2000 and 1999, investments in fixed maturities had a carrying value and a fair value of $26.8 billion and $23.9 billion, respectively. See Notes 1 and 4.

     At December 31, 2000, mortgage loans had a carrying value of $2.2 billion and a fair value of $2.2 billion and in 1999 had a carrying value of $2.3 billion and a fair value of $2.3 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     Citigroup Preferred Stock, included in other invested assets, had a carrying value and fair value of $987 million at December 31, 2000 and 1999.

     At December 31, 2000, contractholder funds with defined maturities had a carrying value of $6.8 billion and a fair value of $6.7 billion, compared with a carrying value and a fair value of $5.0 billion and $4.7 billion at December 31, 1999. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 1999. These contracts generally are valued at surrender value.

     The carrying values of $588 million and $228 million of financial instruments classified as other assets approximated their fair values at December 31, 2000 and 1999, respectively. The carrying values of $2.4 billion and $1.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2000 and 1999, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999.

     The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

     The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     See Note 12 for a discussion of financial instruments with off-balance sheet risk.

     Litigation
     ----------

     In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

     The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 2000, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


14.  RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Company handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2000 and 1999, the pool totaled approximately $4.4 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $1.8 billion and $1.0 billion at December 31, 2000 and 1999, respectively, and is included in short-term securities in the consolidated balance sheet.

     The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.9 billion, $1.4 billion, and $1.3 billion in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company also markets individual annuity and life and health insurance through CitiStreet Retirement Services, LLC (formerly The Copeland Companies) a division of CitiStreet a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.8 billion, $1.6 billion and $1.3 billion in 2000, 1999 and 1998, respectively.

     During 1998, the Company began distributing individual annuity products through an affiliate Citibank, NA, (Citibank). Deposits received from Citibank were $392 million in 2000 and were insignificant in 1999 and 1998.

     At December 31, 2000 and 1999 the Company had outstanding loaned securities to SSB for $234.1 million and $123.0 million, respectively.

     Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2000 and 1999, carried at cost. Dividends received on this investment were $32 million in 2000 and $32 million in 1999.

     The Company sells structured settlement annuities to the insurance subsidiaries of TPC in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $191 million, $156 million, and $104 million for 2000, 1999 and 1998, respectively. Reserves and contractholder funds related to these annuities amounted to $811 million and $798 million in 2000 and 1999, respectively.

     In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

     Primerica Life has entered into a General Agency Agreement with Primerica Financial Services, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In each of 2000, 1999, and 1998 the fees paid by Primerica Life were $12.5 million.

     In 1998 Primerica became a distributor of products for Travelers Life & Annuity. Primerica sold $1.03 billion, $903 million and $256 million of individual annuities in 2000, 1999 and 1998, respectively.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options. During 2000, Citigroup introduced the Citigroup 2000 Stock Purchase Plan, which allowed eligible employees of Citigroup including the Company's employees to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date.

     The Company also participates in the Citigroup Capital Accumulation Plan. Participating officers and other key employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restriction period by the participant, who is required to render service to the Company during the restricted period.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2000, 1999 and 1998.

     The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

     Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
       ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

       Net income, as reported                                    $1,103           $1,047           $902
       FAS 123 pro forma adjustments, after tax                      (19)             (16)           (13)
------------------------------------------------------------------------------------------------------------------------------------
       Net income, pro forma                                      $1,084           $1,031           $889
------------------------------------------------------------------------------------------------------------------------------------

       The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
       Expected volatility of Citigroup Stock                        41.5%        44.1%              37.1%
       Risk-free interest rate                                       6.23%        5.29%              5.83%
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual dividend per Citigroup share                 $0.78        $0.47               $0.32
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual forfeiture rate                                  5%           5%                  5%
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

------------------------------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                              2000            1999           1998
        ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

        Net Income From Continuing Operations                                      $1,103         $1,047           $902
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized (gains) losses                                               77          (113)           (149)
                 Deferred federal income taxes                                         89           136              39
                 Amortization of deferred policy acquisition costs                    347           315             275
                 Additions to deferred policy acquisition costs                      (648)         (686)           (566)
                 Investment income                                                   (384)         (221)           (202)
                 Premium balances                                                      20           (13)             36
                 Insurance reserves and accrued expenses                              559           411             335
                 Other                                                                 77            99             205
------------------------------------------------------------------------------------------------------------------------------------
                 Net cash provided by operations                                   $1,240          $975            $875
------------------------------------------------------------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999 and the conversion of Citigroup common stock into Citigroup preferred stock valued at $987 million in 1998.

                              TRAVELERS VINTAGE II

                       STATEMENT OF ADDITIONAL INFORMATION

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES



                      Individual Variable Annuity Contract
                                    issued by



                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183







L-20668S                                                                May 2001

                                     PART C

                                Other Information


Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

              Statement of Assets and Liabilities as of December 31, 2000 Statement of Operations for the period February 14,2000 to December 31, 2000
              Statement of Changes in Net Assets for the period February 14,2000 to December 31, 2000
              Statement of Investments as of December 31, 2000
              Notes to Financial Statements

           Statement of Assets and Liabilities as of December 31, 2000 Statement of Operations for the year ended December 31, 2000 Statement of Changes in Net Assets for the years ended December 31, 2000 and 1999 Statement of Investments as of December 31, 2000 Notes to Financial Statements

         The consolidated financial statements of The Travelers Insurance Company and subsidiaries and the report of Independent Accountants, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

           Consolidated Statements of Income for the years ended December 31, 2000, 1999 and 1998
           Consolidated Balance Sheets as of December 31, 2000 and 1999 Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2000, 1999 and 1998
           Consolidated Statements of Cash Flows for the years ended
           December 31, 2000, 1999 and 1998
           Notes to Consolidated Financial Statements


(b)      Exhibits

1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4 filed June 30, 1999.)

2.       Not Applicable.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 4 the Registration Statement on Form N-4, File No. 333-27689 filed April 6, 2001.)

4. Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed on September 29, 1999.)

5. Application. (Incorporated herein by reference to Exhibit 5 to the Registration Statement on Form N-4, filed on September 29, 1999.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1998.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1998.)

9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4 filed June 30, 1999.)

10.      Consent of KPMG LLP, Independent Certified Public Accountants.

13. Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 13 to the Registration Statement on Form N-4, filed on September 29, 1999.)

15. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective amendment No. 1 to the Registration Statement on Form N-4 filed April 13, 2000.)

         Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan filed herewith.


Item 25. Directors and Officers of the Depositor


Name and Principal        Positions and Offices
Business Address          with Insurance Company
----------------          ----------------------

George C. Kokulis*        Director, President and Chief Executive Officer
Glenn D. Lammey*          Director, Executive Vice President, Chief
                            Financial Officer, Chief Accounting Officer
                            and Controller
Mary Jean Thornton*       Executive Vice President and Chief Information Officer
Stuart Baritz***          Senior Vice President
William H. Heyman**       Senior Vice President
William R. Hogan*         Director, Senior Vice President
Marla Berman Lewitus*     Director, Senior Vice President and General Counsel
Brendan Lynch*            Senior Vice President
Warren H. May*            Senior Vice President
Kathleen Preston*         Senior Vice President
Robert J. Price**         Senior Vice President
David A. Tyson*           Senior Vice President
F. Denney Voss**          Senior Vice President
David A. Golino*          Vice President
Donald R. Munson, Jr.*    Vice President
Tim W. Still*             Vice President
Anthony Cocolla*          Second Vice President

Linn K. Richardson*       Second Vice President and Actuary
Paul Weissman*            Second Vice President and Actuary
Ernest J. Wright*         Vice President and Secretary
Kathleen A. McGah*        Assistant Secretary and   Deputy General Counsel


Principal Business Address:
*      The Travelers Insurance Company             **    Citigroup Inc.
       One Tower Square                                  399 Park Avenue
       Hartford, CT  06183                               New York, N.Y. 10048

***    Travelers Portfolio Group
       1345 Avenue of the Americas
       New York, NY 10105


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

         Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No.4 to the Registration Statement on Form N-4, File No. 333-27689, filed April 6, 2001.


Item 27. Number of Contract Owners

As of February 28, 2001, 233 contract owners held qualified and non-qualified contracts offered by the Registrant.


Item 28.  Indemnification

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriter

(a)      Travelers Distribution LLC
         One Tower Square
         Hartford, CT 06183

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The The Travelers Fund BD III for Variable Annuities, Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account.

(b) The information required by this Item 29 with respect to each director and officer of Travelers Distribution LLC is incorporated by reference to Schedule A of Form BD filed by Travelers Distribution LLC pursuant to the Securities and Exchange Act of 1934 (File No. 8-50244).

(c) Not Applicable

Item 30.  Location of Accounts and Records

(1)      The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

Item 31. Management Services

         Not Applicable.


Item 32. Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a). That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES



As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 17th day of April, 2001.


           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
                                  (Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)



                               By:*GLENN D. LAMMEY
                                  -------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer and Controller


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of April 2001.



*GEORGE C. KOKULIS              Director, President and Chief Executive Officer
------------------------        (Principal Executive Officer)
  (George C. Kokulis)


*GLENN D. LAMMEY                Director, Chief Financial Officer,
------------------------        Chief Accounting Officer and Controller
  (Glenn D. Lammey)             (Principal Financial Officer)


*MARLA BERMAN LEWITUS           Director
------------------------
  (Marla Berman Lewitus)


*WILLIAM R. HOGAN               Director
------------------------
  (William R. Hogan)


*By:  /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit
No.               Description                                                       Method of Filing
---               -----------                                                       ----------------
10.          Consent of KPMG LLP, Independent Certified Public Accountants.         Electronically


15.          Powers of Attorney authorizing Ernest J. Wright and                    Electronically
             Kathleen A.McGah as signatory for Glenn D. Lammey,
             Marla Berman Lewitus and William R. Hogan.